                                                                    EXHIBIT 10.1

                                                                     [EXECUTION]

===============================================================================


                               US CREDIT AGREEMENT

             -------------------------------------------------------

                            DEVON ENERGY CORPORATION

                                 as US Borrower

                                NATIONSBANK, N.A.

                             as Administrative Agent

                    NATIONSBANC MONTGOMERY SECURITIES, L.L.C.

                                   as Arranger

                       FIRST CHICAGO CAPITAL MARKETS, INC.

                              as Syndication Agent

                                BANK OF MONTREAL

                             as Documentation Agent

                                   FIRST UNION

                            as Co-Documentation Agent

                       and CERTAIN FINANCIAL INSTITUTIONS

                                   as Lenders

             -------------------------------------------------------

                                 US $205,000,000

                                December 11, 1998

==============================================================================



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

                                TABLE OF CONTENTS
                                                                                                               Page


CREDIT AGREEMENT..................................................................................................1

ARTICLE I - The US Loans..........................................................................................1
         Section 1.1.      Commitments to Lend; US Notes..........................................................1
         Section 1.2.      Requests for New US Loans..............................................................4
         Section 1.3.      Continuations and Conversions of Existing US Loans.....................................5
         Section 1.4.      Use of Proceeds........................................................................6
         Section 1.5.      Interest Rates and Fees................................................................6
         Section 1.6.      Prepayments............................................................................8
         Section 1.7.      Competitive Bid Loans..................................................................8

ARTICLE II - Letters of Credit...................................................................................11
         Section 2.1.      Letters of Credit.....................................................................11
         Section 2.2.      Requesting Letters of Credit..........................................................12
         Section 2.3.      Reimbursement and Participations......................................................12
         Section 2.4.      Letter of Credit Fees.................................................................13
         Section 2.5.      No Duty to Inquire....................................................................13
         Section 2.6.      LC Collateral.........................................................................14

ARTICLE III - Payments to Lenders................................................................................15
         Section 3.1.      General Procedures....................................................................15
         Section 3.2.      Increased Cost and Reduced Return.....................................................16
         Section 3.3.      Limitation on Types of US Loans.......................................................18
         Section 3.4.      Illegality............................................................................18
         Section 3.5.      Treatment of Affected US Loans........................................................19
         Section 3.6.      Compensation..........................................................................19
         Section 3.7.      Change of Applicable Lending Office...................................................20
         Section 3.8.      Replacement of Lenders................................................................20
         Section 3.9.      Taxes.................................................................................20
         Section 3.10.     Currency Conversion and Currency Indemnity............................................22

ARTICLE IV - Conditions Precedent to Lending.....................................................................23
         Section 4.1.      Documents to be Delivered.............................................................23
         Section 4.2.      Additional Conditions Precedent to First US Loan or First Letter of
                           Credit................................................................................24
         Section 4.3.      Additional Conditions Precedent to all US Loan and Letters of Credit..................25

ARTICLE V - Representations and Warranties.......................................................................25
         Section 5.1.      No Default............................................................................25
         Section 5.2.      Organization and Good Standing........................................................25
         Section 5.3.      Authorization.........................................................................26
         Section 5.4.      No Conflicts or Consents..............................................................26


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

         Section 5.5.      Enforceable Obligations...............................................................26
         Section 5.6.      Full Disclosure.......................................................................26
         Section 5.7.      Litigation............................................................................27
         Section 5.8.      ERISA Plans and Liabilities...........................................................27
         Section 5.9.      Environmental and Other Laws..........................................................27
         Section 5.10.     Names and Places of Business..........................................................27
         Section 5.11.     US Borrower's Subsidiaries............................................................28
         Section 5.12.     Title to Properties; Licenses.........................................................28
         Section 5.13.     Government Regulation.................................................................28
         Section 5.14.     Insider...............................................................................28
         Section 5.15.     Solvency..............................................................................28
         Section 5.16.     Year 2000 Compliance..................................................................29

ARTICLE VI - Affirmative Covenants of US Borrower................................................................29
         Section 6.1.      Payment and Performance...............................................................29
         Section 6.2.      Books, Financial Statements and Reports...............................................29
         Section 6.3.      Other Information and Inspections.....................................................30
         Section 6.4.      Notice of Material Events and Change of Address.......................................31
         Section 6.5.      Maintenance of Properties.............................................................31
         Section 6.6.      Maintenance of Existence and Qualifications...........................................31
         Section 6.7.      Payment of Trade Liabilities, Taxes, etc..............................................31
         Section 6.8.      Insurance.............................................................................32
         Section 6.9.      Performance on US Borrower's Behalf...................................................32
         Section 6.10.     Interest..............................................................................32
         Section 6.11.     Compliance with Law...................................................................32
         Section 6.12.     Environmental Matters.................................................................32
         Section 6.13.     Bank Accounts; Offset.................................................................33
         Section 6.14.     Year 2000 Compliance..................................................................33

ARTICLE VII - Negative Covenants of US Borrower..................................................................33
         Section 7.1.      Indebtedness..........................................................................33
         Section 7.2.      Limitation on Liens...................................................................35
         Section 7.3.      Limitation on Mergers.................................................................35
         Section 7.4.      Limitation on Issuance of Securities by Subsidiaries of US Borrower...................35
         Section 7.5.      Limitation on Restricted Payments.....................................................36
         Section 7.6.      Transactions with Affiliates..........................................................36
         Section 7.7.      Prohibited Contracts; ERISA...........................................................36
         Section 7.8.      Funded Debt to Total Capitalization...................................................36
         Section 7.9.      Funded Debt to EBITDA.................................................................36
         Section 7.10.     Devon Trust; Devon Trust Securities...................................................36

ARTICLE VIII - Events of Default and Remedies....................................................................38
         Section 8.1.      Events of Default.....................................................................38
         Section 8.2.      Remedies..............................................................................40



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

ARTICLE IX - US Agent............................................................................................40
         Section 9.1.      Appointment, Powers, and Immunities...................................................40
         Section 9.2.      Reliance by US Agent..................................................................41
         Section 9.3.      Defaults..............................................................................41
         Section 9.4.      Rights as Lender......................................................................41
         Section 9.5.      Indemnification.......................................................................42
         Section 9.6.      Non-Reliance on US Agent and Other Lenders............................................42
         Section 9.7.      Rights as Lender......................................................................42
         Section 9.8.      Sharing of Set-Offs and Other Payments................................................43
         Section 9.9.      Investments...........................................................................43
         Section 9.10.     Benefit of Article IX.................................................................43
         Section 9.11.     Resignation...........................................................................43
         Section 9.12.     Lenders to Remain Pro Rata............................................................44

ARTICLE X - Miscellaneous........................................................................................44
         Section 10.1.     Waivers and Amendments; Acknowledgments...............................................44
         Section 10.2.     Survival of Agreements; Cumulative Nature.............................................46
         Section 10.3.     Notices...............................................................................46
         Section 10.4.     Payment of Expenses; Indemnity........................................................47
         Section 10.5.     Parties in Interest...................................................................48
         Section 10.6.     Assignments and Participations........................................................48
         Section 10.7.     Confidentiality.......................................................................50
         Section 10.8.     Governing Law; Submission to Process..................................................50
         Section 10.9.     Limitation on Interest................................................................50
         Section 10.10.    Termination; Limited Survival.........................................................51
         Section 10.11.    Severability..........................................................................52
         Section 10.12.    Counterparts; Fax.....................................................................52
         Section 10.13.    Waiver of Jury Trial, Punitive Damages, etc...........................................52
         Section 10.14.    Defined Terms.........................................................................52
         Section 10.15.    Annex I, Exhibits and Schedules; Additional Definitions...............................52
         Section 10.16.    Amendment of Defined Instruments......................................................52
         Section 10.17.    References and Titles.................................................................53
         Section 10.18.    Calculations and Determinations.......................................................53
         Section 10.19.    Construction of Indemnities and Releases..............................................53
         Section 10.20.    Termination of Existing Agreement.....................................................53



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Schedules and Exhibits:
-----------------------


Annex    I      -   Defined Terms
Annex II        -   Lenders Schedule

Schedule 1      -   Disclosure Schedule

Exhibit A-1     -   Tranche A Promissory Note
Exhibit A-2     -   Tranche B Promissory Note
Exhibit B       -   Borrowing Notice
Exhibit C       -   Continuation/Conversion Notice
Exhibit D       -   Certificate Accompanying Financial Statements
Exhibit E       -   Opinion of Counsel for Restricted Persons
Exhibit F       -   Assignment and Acceptance Agreement
Exhibit G       -   Letter of Credit Application and Agreement
Exhibit H       -   Competitive Bid Request
Exhibit I       -   Invitation to Bid
Exhibit J       -   Competitive Bid
Exhibit K       -   Competitive Bid Accept/Reject Letter
Exhibit L       -   Competitive Bid Note

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is made as of December 11, 1998, by and among Devon Energy Corporation, an Oklahoma corporation (herein called "US Borrower"), NationsBank, N.A., individually and as administrative agent (herein called "US Agent") and the undersigned Lenders. In consideration of the mutual covenants and agreements contained herein the parties hereto agree as follows:


                            ARTICLE I - The US Loans

         Section 1.1.      Commitments to Lend; US Notes.

         (a) Tranche A. Subject to the terms and conditions hereof, each Lender agrees to make loans to US Borrower (herein called such Lender's "Tranche A Loans") upon US Borrower's request from time to time during the US Facility Commitment Period, provided that (i) subject to Sections 3.3, 3.4 and 3.5, all Lenders are requested to make Tranche A Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing, (ii) such Lender's Percentage Share of the US Facility Usage shall never exceed such Lender's Percentage Share of the US Maximum Credit Amount, and (iii) such Lender's Percentage Share of the Tranche A Facility Usage shall never exceed such Lender's Percentage Share of the Tranche A Maximum Credit Amount. The aggregate amount of all Tranche A Loans in any Borrowing must be an integral multiple of US $100,000 which equals or exceeds US $200,000 or must equal the unadvanced portion of the US Maximum Credit Amount. The obligation of US Borrower to repay to each Lender the aggregate amount of all Tranche A Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Tranche A Note") made by US Borrower payable to the order of such Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on any Lender's Tranche A Note at any given time shall be the aggregate amount of all Tranche A Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Tranche A Note. Interest on each Tranche A Note shall accrue and be due and payable as provided herein and therein. Each Tranche A Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the US Facility Maturity Date. Subject to the terms and conditions hereof, US Borrower may borrow, repay, and reborrow Tranche A Loans under the US Agreement during the US Facility Commitment Period. US Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans (including Tranche A Loans and Tranche B Loans) outstanding at any time.

         (b) Tranche B. Subject to the terms and conditions hereof, each Lender agrees to make loans to US Borrower (herein called such Lender's "Tranche B Loans") upon US Borrower's request from time to time during the Tranche B Revolving Period, provided that (i) subject to Sections 3.3, 3.4 and 3.5, all Lenders are requested to make Tranche B Loans of the same Type in accordance with their respective Percentage Shares and as part of the same Borrowing, (ii) such Lender's Percentage Share of the US Facility Usage shall never exceed such


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



Lender's Percentage Share of the US Maximum Credit Amount, and (iii) such Lender's Percentage Share of the Tranche B Facility Usage shall never exceed such Lender's Percentage Share of the Tranche B Maximum Credit Amount. The aggregate amount of all Tranche B Loans in any Borrowing must be an integral multiple of US $100,000 which equals or exceeds US $200,000 or must equal the unadvanced portion of the US Maximum Credit Amount. The obligation of US Borrower to repay to each Lender the aggregate amount of all Tranche B Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called such Lender's "Tranche B Note") made by US Borrower payable to the order of such Lender in the form of Exhibit A-2 with appropriate insertions. The amount of principal owing on any Lender's Tranche B Note at any given time shall be the aggregate amount of all Tranche B Loans theretofore made by such Lender minus all payments of principal theretofore received by such Lender on such Tranche B Note. Interest on each Tranche B Note shall accrue and be due and payable as provided herein and therein. Each Tranche B Note shall be due and payable as provided herein and therein, and shall be due and payable in full on the Tranche B Maturity Date. Subject to the terms and conditions hereof, US Borrower may borrow, repay, and reborrow Tranche B Loans under the US Agreement during the Tranche B Revolving Period. US Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans (including Tranche A Loans and Tranche B Loans) outstanding at any time.

         (c)      Extension of Conversion Date.

                  (i) US Borrower may, at its option and from time to time during the Tranche B Revolving Period, request an offer to extend the Tranche B Revolving Period by delivering to US Agent a Request for an Offer of Extension not more than sixty days prior to the then current Tranche B Conversion Date. US Agent shall forthwith provide a copy of the Request for an Offer of Extension to each of the Lenders. Upon receipt by US Agent from US Borrower of an executed Request for an Offer of Extension, each Lender shall, within thirty days after the date US Agent receives such request from US Borrower, either:

                           (1) notify US Agent of its acceptance of the Request
                  for an Offer of Extension, and the terms and conditions, if any, upon which such Lender is prepared to extend the Tranche B Conversion Date; or

                           (2) notify US Agent that the Request for an Offer of
                  Extension has been denied, such notice to forthwith be forwarded by US Agent to US Borrower to allow US Borrower to seek a replacement lender pursuant to Section 1.1(e) (any Lender giving notice of such denial is herein called a "Non-Accepting Lender"). The failure of a Lender to so notify US Agent within such thirty day period shall be deemed to be notification by such Lender to US Agent that such Lender has denied US Borrower's Request for an Offer of Extension.

                  (ii) Provided that all Lenders provide notice to US Agent under Section 1.1(c)(i) that they accept the Request for an Offer of Extension, or if there are Non- Accepting Lenders, such Lenders shall have been repaid pursuant to Section 1.1(e) or


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         replacement lenders shall have become parties hereto pursuant to
         Section 1.1(e) and shall have accepted the Request for an Offer of Extension, such acceptance having common terms and conditions, US Agent shall deliver to US Borrower an Offer of Extension incorporating the said terms and conditions. Such offer shall be open for acceptance by US Borrower until the fifth Business Day immediately preceding the then current Tranche B Conversion Date. Upon written notice by US Borrower to US Agent accepting an outstanding Offer of Extension and agreeing to the terms and conditions, if any, specified therein (the date of such notice of acceptance in this Section 1.1 being called the "Extension Date"), the Tranche B Conversion Date shall be extended to the date 364 days from the Extension Date and the terms and conditions specified in such Offer of Extension shall be immediately effective.

                  (iii) US Borrower understands that the consideration of any Request for an Offer of Extension constitutes an independent credit decision which each Lender retains the absolute and unfettered discretion to make and that no commitment in this regard is hereby given by a Lender and that any offer to extend the Tranche B Conversion Date may be on such terms and conditions in addition to those set out herein as the extending Lenders stipulate.

         (d) Conversion to Tranche B Term Loan. Effective at 11:59 p.m. Dallas, Texas time on the day immediately preceding the Tranche B Conversion Date, (i) each Lender's obligation to make new Tranche B Loans shall be canceled automatically, and (ii) each Lender's Tranche B Loans shall become term loans maturing on the Tranche B Maturity Date.

         (e) Non-Accepting Lender. Provided that Lenders whose Percentage Shares represent more than 50% but less than 100% of the US Maximum Credit Amount provide notice to US Agent under Section 1.1(c)(i) that they accept the Request for an Offer of Extension, on notice of US Borrower to US Agent, US Borrower shall be entitled to choose any of the following in respect of each Non-Accepting Lender prior to the expiration of the Tranche B Revolving Period, provided that if US Borrower does not make an election prior to the expiration of the Tranche B Revolving Period, US Borrower shall be deemed to have irrevocably elected to exercise the provisions of Section 1.1(e)(i):

                  (i) the Non-Accepting Lender's obligations to make US Loans shall be canceled as of the Extension Date, the US Maximum Credit Amount shall be reduced by the amount so canceled, and on or prior to the Extension Date the US Borrower shall repay in full all Obligations then outstanding to the Non-Accepting Lender (as defined in Section

         1.1(c)(i)(2)), or

                  (ii) replace the Non-Accepting Lender by reaching satisfactory arrangements with one or more existing Lenders or new Lenders, for the purchase, assignment and assumption of all Canadian Obligations and US Obligations of the Non-Accepting Lender, provided that any new Lender, with, if necessary, any Affiliate, shall take a pro rata assignment of both Canadian Obligations and US Obligations, and such Non-

         Accepting Lender shall be obligated to sell such Obligations in accordance with such satisfactory arrangements.

In connection with any such replacement of a Lender Party pursuant to this
Section 1.1(e), US Borrower shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's US Loans had been prepaid at the time of such replacement.

         Section 1.2. Requests for New US Loans. US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of new US Loans to be advanced by Lenders. Each such notice constitutes a "Borrowing Notice" hereunder and must:

         (a) specify the aggregate amount of any such Borrowing of new US Base Rate Loans and the date on which such US Base Rate Loans are to be advanced, or the aggregate amount of any such Borrowing of new US Dollar Eurodollar Loans, the date on which such US Dollar Eurodollar Loans are to be advanced (which shall be the first day of the Eurodollar Interest Period which is to apply thereto), and the length of the applicable Eurodollar Interest Period; and

         (b) be received by US Agent not later than 11:00 a.m., Dallas, Texas time, on the day on which any such US Base Rate Loans are to be made, or the second Business Day preceding the day on which any such US Dollar Eurodollar Loans are to be made.

Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, US Agent shall give each Lender notice of the terms thereof not later than 2:00 p.m., Dallas, Texas time on the day it receives such Borrowing Notice from US Borrower if it receives such Borrowing Notice by 11:00 a.m., Dallas, Texas time, otherwise on the next Business Day. If all conditions precedent to such new US Loans have been met, each Lender will on the date requested promptly remit to US Agent at US Agent's office in Dallas, Texas the amount of such Lender's new US Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such US Loans have been neither met nor waived as provided herein, US Agent shall promptly make such US Loans available to US Borrower. Unless US Agent shall have received prompt notice from a Lender that such Lender will not make available to US Agent such Lender's new US Loan, US Agent may in its discretion assume that such Lender has made such US Loan available to US Agent in accordance with this section and US Agent may if it chooses, in reliance upon such assumption, make such US Loan available to US Borrower. If and to the extent such Lender shall not so make its new US Loan available to US Agent, such Lender and US Borrower severally agree to pay or repay to US Agent within three days after demand the amount of such US Loan together with interest thereon, for each day from the date such amount was made available to US Borrower until the date such amount is paid or repaid to US Agent, with interest at (1) the Federal Funds Rate, if such Lender is making such payment; provided that US Agent gave notice of the terms of the Borrowing Notice to such Lender in accordance with the terms of this Section 1.2, and (2) the interest rate applicable at the time to the other new US Loans made on such date, if US Borrower is making such repayment. If neither such Lender nor US Borrower pays or repays to US Agent such amount within such three-day period, US Agent shall in addition to such amount be entitled to recover from such Lender and from US Borrower, on demand, interest thereon at the Default Rate for US Base Rate Loans, calculated from the date such amount was made available to US Borrower. The failure of any Lender to make any new US Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new US Loan, but no Lender shall be responsible for the failure of any other Lender to make any new US Loan to be made by such other Lender.

         Section 1.3. Continuations and Conversions of Existing US Loans. US Borrower may make the following elections with respect to US Loans already outstanding under this Agreement: to convert US Base Rate Loans to US Dollar Eurodollar Loans, to convert US Dollar Eurodollar Loans to US Base Rate Loans on the last day of the Eurodollar Interest Period applicable thereto, and to continue US Dollar Eurodollar Loans beyond the expiration of such Eurodollar Interest Period by designating a new Eurodollar Interest Period to take effect at the time of such expiration. In making such elections, US Borrower may combine existing Tranche A Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Tranche A Loans made pursuant to one Borrowing into separate new Borrowings, or combine existing Tranche B Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Tranche B Loans made pursuant to one Borrowing into separate new Borrowings, provided that US Borrower may have no more than ten Borrowings of US Dollar Eurodollar Loans outstanding at any time. To make any such election, US Borrower must give to US Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing US Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "Continuation/Conversion Notice" hereunder and must:

         (a) specify the existing US Loans made under this Agreement which are to be continued or converted and whether such US Loans are Tranche A Loans or Tranche B Loans;

         (b) specify the aggregate amount of any Borrowing of US Base Rate Loans into which such existing US Loans are to be continued or converted and the date on which such Continuation or Conversion is to occur, or the aggregate amount of any Borrowing of US Dollar Eurodollar Loans into which such existing US Dollar Eurodollar Loans are to be continued or converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Eurodollar Interest Period which is to apply to such US Dollar Eurodollar Loans), and the length of the applicable Eurodollar Interest Period; and

         (c) be received by US Agent not later than 10:00 a.m., Dallas, Texas time, on the day on which any such Continuation or Conversion to US Base Rate Loans is to occur, or the second Business Day preceding the day on which any such Continuation or Conversion to US Dollar Eurodollar Loans is to occur.

Each such written request or confirmation must be made in the form and substance of the "Continuation/Conversion Notice" attached hereto as Exhibit C, duly completed. Each such


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



telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by US Borrower as to the matters which are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, US Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on US Borrower. During the continuance of any Default, US Borrower may not make any election to convert existing US Loans made under this Agreement into US Dollar Eurodollar Loans or continue existing US Loans made under this Agreement as US Dollar Eurodollar Loans. If (due to the existence of a Default or for any other reason) US Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing US Dollar Eurodollar Loans at least two Business Days prior to the end of the Eurodollar Interest Period applicable thereto, such US Dollar Eurodollar Loans shall automatically be converted into US Base Rate Loans at the end of such Eurodollar Interest Period. No new funds shall be repaid by US Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing US Loans pursuant to this section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding US Loans.

         Section 1.4. Use of Proceeds. US Borrower shall use all US Loans made under this Agreement to pay in full on the Closing Date all indebtedness outstanding under the Existing Agreement and thereafter to refinance existing indebtedness (including any commercial paper issued by or for the account of US Borrower), to finance capital expenditures, to refinance Matured US LC Obligations outstanding under this Agreement, and provide working capital for its operations and for other general business purposes. US Borrower shall use all Letters of Credit for its general corporate purposes. In no event shall the funds from any US Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. US Borrower represents and warrants that US Borrower is not engaged principally, or as one of US Borrower's important activities, in the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

         Section 1.5. Interest Rates and Fees.

         (a) Tranche A Loans. The following interest and fees shall be payable with respect to Tranche A Loans:

                  (i) Interest. Each Tranche A Loan that is a US Base Rate Loan shall bear interest on each day outstanding at the US Base Rate in effect on such day. Each Tranche A Loan that is a US Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day.



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



                  (ii) Facility Fees. In consideration of each Lender's commitment to make Tranche A Loans under this Agreement, US Borrower will pay to US Agent for the account of each Lender a facility fee determined on a daily basis by applying the Facility Fee Rate to such Lender's Percentage Share of the Tranche A Maximum Credit Amount on each day during the US Facility Commitment Period. This facility fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the US Facility Commitment Period.

         (b) Tranche B Loans. The following interest and fees shall be payable with respect to Tranche B Loans:

                  (i) Interest. Each Tranche B Loan that is a US Base Rate Loan shall bear interest on each day outstanding at the US Base Rate in effect on such day. Each Tranche B Loan that is a US Dollar Eurodollar Loan shall bear interest on each day during the related Eurodollar Interest Period at the related Adjusted US Dollar Eurodollar Rate in effect on such day.

                  (ii) Facility Fees. In consideration of each Lender's commitment to make Tranche B Loans under this Agreement, US Borrower will pay to US Agent for the account of each Lender a facility fee determined on a daily basis by applying the Tranche B Facility Fee Rate to such Lender's Percentage Share of the Tranche B Maximum Credit Amount on each day during the period from the date hereof until the Tranche B Maturity Date. This facility fee shall be due and payable in arrears on the last day of each Fiscal Quarter and on the Tranche B Maturity Date.

         (c) Utilization Fees. In consideration of each Lender's commitment to make US Loans under this Agreement, US Borrower will pay to US Agent for the account of each Lender a utilization fee for each day during the US Facility Commitment Period that the US Facility Usage exceeds fifty percent (50%) of the US Maximum Credit Amount. The amount of the utilization fee shall be determined on a daily basis by applying a rate of 15 Basis Points per annum to such Lender's Percentage Share of the US Facility Usage on each such day. This utilization fee shall be due and payable in arrears on each Interest Payment Date for US Base Rate Loans and at the end of the US Facility Commitment Period.

         (d) Competitive Bid Loans. Each Competitive Bid Loan shall bear interest on each day outstanding at the Competitive Bid Rate for such Competitive Bid Loan.

         (e) All US Loans. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, all US Loans shall bear interest on each day outstanding at the applicable Default Rate. Past due payments of principal and interest shall bear interest at the rates and in the manner set forth in the US Notes.

         (f) US Agent's Fees. In addition to all other amounts due to US Agent under the US Loan Documents, US Borrower will pay fees to US Agent as described in a letter agreement dated September 30, 1998 between US Agent and US Borrower.

         Section 1.6. Prepayments.

         (a) Optional Prepayments. US Borrower may, upon giving notice to US Agent by 11:00 a.m., Dallas, Texas time on the Business Day of prepayment, from time to time and without premium or penalty prepay the US Notes, including Competitive Bid Notes, in whole or in part, so long as all partial prepayments of principal concurrently paid on the US Notes are in increments of US $100,000 and in an aggregate amount greater than or equal to US $200,000, and so long as US Borrower pays all amounts owing in connection with the prepayment of any US Dollar Eurodollar Loan owing under Section 3.6. US Agent shall give each Lender notice thereof by 2:00 p.m. Dallas, Texas time on the date such notice is received from US Borrower. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the US Loan Documents at the time of such prepayment. Unless otherwise designated by US Borrower, any prepayment of Competitive Bid Loans shall be applied to the outstanding Competitive Bid Loans in order of shortest maturity.

         (b) Mandatory Prepayments of Tranche A Loans. If the Tranche A Facility Usage exceeds the Tranche A Maximum Credit Amount, US Borrower shall immediately prepay the principal of the Tranche A Loans in an amount at least equal to such excess.

         (c) Mandatory Prepayments of Tranche B Loans. If the aggregate amount of the outstanding Tranche B Loans ever exceeds the Tranche B Maximum Credit Amount, US Borrower shall immediately prepay the principal of the Tranche B Loans in an amount at least equal to such excess.

         (d) Procedures. Each prepayment of principal under this section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the US Loan Documents at the time of such prepayment.

         Section 1.7. Competitive Bid Loans.

         (a) US Borrower may request that each Lender submit Competitive Bids (on a several basis) to US Borrower on any Business Day during the US Facility Commitment Period, provided that all Lenders are requested to make a Competitive Bid on the same basis at the same time. In order to request Competitive Bids, US Borrower shall deliver by hand or facsimile to US Agent a Competitive Bid Request, to be received by US Agent not later than 9:00 a.m., Dallas, Texas time one Business Day before the date specified for a proposed Competitive Bid Loan. A Competitive Bid Request that does not conform substantially to the format of Exhibit H may be rejected in US Agent's sole discretion, and US Agent shall promptly notify US Borrower of such rejection by facsimile. After receiving an acceptable Competitive Bid Request, US Agent shall no later than 12:00 noon, Dallas, Texas time on the date such Competitive Bid

Request is received by US Agent, by facsimile deliver to Lenders an Invitation to Bid substantially in the form of Exhibit I with respect thereto.

         (b) Each Lender may, in its sole discretion, make one or more Competitive Bids to US Agent responsive to each Competitive Bid Request given by US Borrower. Each Competitive Bid by a Lender must be received by US Agent by facsimile not later than 9:00 a.m., Dallas, Texas time on the date specified for a proposed Competitive Bid Loan. Multiple bids may be accepted by US Agent. Competitive Bids that do not conform substantially to the format of Exhibit J may be rejected by US Agent after conferring with, and upon the instruction of, US Borrower, and US Agent shall notify the bidding Lender of such rejection as soon as practicable. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify US Agent by facsimile not later than 9:00 a.m., Dallas, Texas time, on the date specified for a Competitive Bid Loan; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Loan and by such failure such Lender shall be deemed to have rejected such Competitive Bid. A Competitive Bid submitted by a Lender shall be irrevocable.

         (c) Promptly, and in no event later than 9:30 a.m., Dallas, Texas time, on the date specified for a proposed Competitive Bid Loan, US Agent shall notify US Borrower by facsimile of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Bid Loan in respect of which a Competitive Bid was made, and the identity of each Lender that made each Competitive Bid. US Agent shall send a copy of all Competitive Bids to US Borrower for its records as soon as practicable after completion of the bidding process.

         (d) US Borrower may, subject only to the provisions hereof, accept or reject any Competitive Bid. US Borrower shall notify US Agent by facsimile pursuant to a Competitive Bid Accept/Reject Letter whether and to what extent US Borrower has decided to accept or reject any or all of the Competitive Bids, not later than 10:00 a.m., Dallas, Texas time, on the date specified for a proposed Competitive Bid Loan; provided, however, that:

                  (i) the failure by US Borrower to accept or reject any Competitive Bid within the time period specified herein shall be deemed to be a rejection of such Competitive Bid,

                  (ii) the aggregate amount of the Competitive Bids accepted by US Borrower shall not exceed the principal amount specified in the Competitive Bid Request,

                  (iii) the aggregate amount of all outstanding US Loans and US LC Obligations shall never exceed the US Maximum Credit Amount,

                  (iv) if US Borrower shall accept a Competitive Bid or Competitive Bids made at a particular Competitive Bid Rate, but the amount of such Competitive Bid or Competitive Bids shall cause the total amount of Competitive Bids to be accepted by US Borrower to exceed the amount specified in the Competitive Bid Request, then US Borrower shall accept a portion of such Competitive Bid or Competitive Bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate, and

                  (v) no Competitive Bid shall be accepted for a Competitive Bid Loan unless such Competitive Bid Loan is in a minimum principal amount of US $5,000,000 or a higher integral multiple thereof; provided, however, that if a Competitive Bid Loan must be in an amount less than US $5,000,000 because of the provisions of clause (iv) above, such Competitive Bid Loan may be for a minimum of US $1,000,000 or any higher integral multiple thereof, and in calculating the pro rata allocation of acceptances or portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv), the amounts shall be rounded to integral multiples of US $1,000,000 in a manner which shall be in the sole and absolute discretion of US Borrower.

         (e) Promptly on each date US Borrower accepts a Competitive Bid, US Agent shall notify each Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate) by facsimile transmission sent by US Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Bid Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, US Agent shall notify each Lender of the aggregate principal amount of all Competitive Bids accepted. Each Lender which is to make a Competitive Bid Loan shall, before 11:00 a.m., Dallas, Texas time, on the borrowing date specified in the Competitive Bid Request applicable thereto, make available to US Agent in immediately available funds the amount of each Competitive Bid Loan to be made by such Lender, and US Agent shall promptly deposit such funds to an account designated by US Borrower. As soon as practicable thereafter, US Agent shall notify each Lender of the aggregate amount of Competitive Bid Loans advanced, the respective Competitive Bid Interest Periods thereof and Competitive Bid Rate applicable thereto.

         (f) The obligation of US Borrower to repay to each Lender the aggregate amount of all Competitive Bid Loans made by such Lender, together with interest accruing in connection therewith, shall be evidenced by promissory notes (respectively, such Lender's "Competitive Bid Note") made by US Borrower payable to the order of such Lender in the form of Exhibit L, with appropriate insertions. The amount of principal owing on any Lender's Competitive Bid Note at any given time shall be the aggregate amount of all Competitive Bid Loans theretofore made by such Lender thereunder minus all payments of principal theretofore received by such Lender thereon. Interest on each Competitive Bid Note shall accrue and be due and payable as provided herein and therein. US Borrower shall repay on the final day of the Competitive Bid Interest Period of each Competitive Bid Loan (such date being that specified by US Borrower for repayment of such Competitive Bid Loan in the related Competitive Bid Request and such date being no later than six months after the date of the Competitive Bid Loan) the then unpaid principal amount of such Competitive Bid Loan. Subject to Section 1.6 and the payment of amounts described in Section 3.6, US Borrower shall have the right to prepay any principal amount of any Competitive Bid Loan.

         (g) No Competitive Bid Loan shall be made within five Business Days after the date of any other Competitive Bid Loan, unless US Borrower and US Agent shall mutually agree otherwise. If US Agent shall at any time elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to US Borrower requesting such Competitive Bid one quarter of an hour earlier than the latest time at which the other Lenders are required to submit their bids to US Agent.


                         ARTICLE II - Letters of Credit

         Section 2.1. Letters of Credit. Subject to the terms and conditions hereof, US Borrower may during the US Facility Commitment Period request US LC Issuer to issue one or more Letters of Credit, provided that, after taking such Letter of Credit into account:

         (a) the Tranche A Facility Usage does not exceed the Tranche A Maximum Credit Amount at such time;

         (b) the aggregate amount of US LC Obligations arising from Letters of Credit issued under this Agreement at such time does not exceed the US LC Sublimit;

         (c) the expiration date of such Letter of Credit is prior to the end of the US Facility Commitment Period;

         (d) such Letter of Credit is to be used for general corporate purposes of US Borrower;

         (e) such Letter of Credit is not directly or indirectly used to assure payment of or otherwise support any Indebtedness of any Person other than Indebtedness of any Restricted Person permitted by this Agreement;

         (f) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies, and guidelines and will not subject US LC Issuer to any cost which is not reimbursable under Article III;

         (g) the form and terms of such Letter of Credit are acceptable to US LC Issuer in its reasonable discretion; and

         (h) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

US LC Issuer will honor any such request if the foregoing conditions (a) through
(h) (in the following Section 2.2 called the "LC Conditions") have been met as of the date of issuance of such Letter of Credit. US LC Issuer may choose to honor any such request for any other Letter of

Credit but has no obligation to do so and may refuse to issue any other requested Letter of Credit for any reason which US LC Issuer in its sole discretion deems relevant. Upon the execution and delivery of this Agreement by each of the parties hereto, any letters of credit issued under the Existing Agreement and outstanding as of the date hereof shall be deemed Letters of Credit issued hereunder as of the date hereof and shall be subject to the terms and conditions hereof, including without limitation US Borrower's reimbursement obligations under Section 2.3 and Lenders' participation obligations under
Section 2.3.

         Section 2.2. Requesting Letters of Credit. US Borrower must make written application for any Letter of Credit at least three Business Days before the date on which US Borrower desires for US LC Issuer to issue such Letter of Credit. By making any such written application US Borrower shall be deemed to have represented and warranted that the LC Conditions described in Section 2.1 will be met as of the date of issuance of such Letter of Credit. Each such written application for a Letter of Credit must be made in writing in the form and substance of Exhibit G, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by US LC Issuer and US Borrower). Two Business Days after the LC Conditions for a Letter of Credit have been met as described in Section 2.1 (or if US LC Issuer otherwise desires to issue such Letter of Credit), US LC Issuer will issue such Letter of Credit at US LC Issuer's office in Dallas, Texas. If any provisions of any LC Application conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

         Section 2.3. Reimbursement and Participations.

         (a) Reimbursement by US Borrower. If the beneficiary of any Letter of Credit issued hereunder makes a draft or other demand for payment thereunder then Tranche A Loans that are US Base Rate Loans shall be made by Lenders to US Borrower in the amount of such draft or demand notwithstanding the fact that one or more conditions precedent to the making of such US Base Rate Loans may not have been satisfied. Such US Base Rate Loans shall be made concurrently with US LC Issuer's payment of such draft or demand without any request therefor by US Borrower and shall be immediately used by US LC Issuer to repay the amount of the resulting Matured US LC Obligation.

         (b) Participation by Lenders. US LC Issuer irrevocably agrees to grant and hereby grants to each Lender, and to induce US LC Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from US LC Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk, an undivided interest equal to such Lender's Percentage Share of US LC Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured US LC Obligation paid by US LC Issuer thereunder. Each Lender unconditionally and irrevocably agrees with US LC Issuer that, if a Matured US LC Obligation is paid under any Letter of Credit issued hereunder for which US LC Issuer is not reimbursed in full, whether pursuant to Section 2.3(a) above or otherwise, such Lender shall (in all circumstances and without set-off or counterclaim) pay to US LC Issuer on demand, in immediately available funds at US LC Issuer's address for notices hereunder, such Lender's Percentage Share of such Matured US LC

Obligation (or any portion thereof which has not been reimbursed by US Borrower). Each Lender's obligation to pay US LC Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to US LC Issuer pursuant to this subsection is paid by such Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Lender to US LC Issuer pursuant to this subsection is not paid by such Lender to US LC Issuer within three Business Days after the date such payment is due, US LC Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Default Rate.

         (c) Distributions to Participants. Whenever US LC Issuer has in accordance with this section received from any Lender payment of such Lender's Percentage Share of any Matured US LC Obligation, if US LC Issuer thereafter receives any payment of such Matured US LC Obligation or any payment of interest thereon (whether directly from US Borrower or by application of LC Collateral or otherwise, and excluding only interest for any period prior to US LC Issuer's demand that such Lender make such payment of its Percentage Share), US LC Issuer will distribute to such Lender its Percentage Share of the amounts so received by US LC Issuer; provided, however, that if any such payment received by US LC Issuer must thereafter be returned by US LC Issuer, such Lender shall return to US LC Issuer the portion thereof which US LC Issuer has previously distributed to it.

         (d) Calculations. A written advice setting forth in reasonable detail the amounts owing under this section, submitted by US LC Issuer to US Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

         Section 2.4. Letter of Credit Fees. In consideration of US LC Issuer's issuance of any Letter of Credit, US Borrower agrees to pay (a) to US LC Issuer for its own account, a letter of credit fronting fee at a rate equal to 12.5 Basis Points multiplied by the face amount of such Letter of Credit, payable on the date of issuance, and (b) to US Agent, for the account of all Lenders in accordance with their respective Percentage Shares, a letter of credit issuance fee calculated by applying the Applicable Margin to the face amount of all Letters of Credit outstanding on each day, payable in arrears on the last day of each Fiscal Quarter.

         Section 2.5. No Duty to Inquire.

         (a) Drafts and Demands. US LC Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to said draft, either at the time of acceptance or payment or thereafter. US LC Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by US LC Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. US BORROWER RELEASES EACH LENDER PARTY FROM, AND AGREES TO HOLD EACH LENDER PARTY HARMLESS

AND INDEMNIFIED AGAINST, ANY LIABILITY OR CLAIM IN CONNECTION WITH OR ARISING OUT OF THE SUBJECT MATTER OF THIS SECTIOn, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         (b) Extension of Maturity. If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of any Restricted Person, or if the amount of any Letter of Credit is increased at the request of any Restricted Person, this Agreement shall be binding upon all Restricted Persons with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby, and with respect to any action taken by US LC Issuer, US LC Issuer's correspondents, or any Lender Party in accordance with such extension, increase or other modification.

         (c) Transferees of Letters of Credit. If any Letter of Credit provides that it is transferable, US LC Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall US LC Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by US LC Issuer to any purported transferee or transferees as determined by US LC Issuer is hereby authorized and approved, and US BORROWER RELEASES EACH LENDER PARTY FROM, AND AGREES TO HOLD EACH LENDER PARTY HARMLESS AND INDEMNIFIED AGAINST, ANY LIABILITY OR CLAIM IN CONNECTION WITH OR ARISING OUT OF THE FOREGOING, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY, provided only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         Section 2.6. LC Collateral.

         (a) US LC Obligations in Excess of US Maximum Credit Amount. If, after the making of all mandatory prepayments required under Section 1.6(b), the US LC Obligations outstanding under the US Agreement will exceed the Tranche A Maximum Credit Amount, then in addition to prepayment of the entire principal balance of the US Loans US Borrower will immediately pay to US LC Issuer an amount equal to such excess. US LC Issuer will hold such amount as security for the remaining US LC Obligations outstanding under the US Agreement (all such amounts held as security for US LC Obligations being herein collectively called "LC Collateral") and the other US Obligations, and such collateral may be applied from time to time to any Matured US LC Obligations or other US Obligations which are due and payable. Neither this subsection nor the following subsection shall, however, limit or impair any rights which US LC Issuer may have under any other document or agreement relating to any Letter of Credit, LC Collateral or US LC Obligation, including any LC Application, or any rights which any Lender Party may have to otherwise apply any payments by US Borrower and any LC Collateral under Section 3.1.

         (b) Acceleration of US LC Obligations. If the US Obligations or any part thereof become immediately due and payable pursuant to Section 8.1 then, unless Required Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by Required Lenders at any time), all US LC Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and US Borrower shall be obligated to pay to US LC Issuer immediately an amount equal to the aggregate US LC Obligations which are then outstanding.

         (c) Investment of LC Collateral. Pending application thereof, all LC Collateral shall be invested by US LC Issuer in such Investments as US LC Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to Matured US LC Obligations or other US Obligations which are due and payable. When all US Obligations have been satisfied in full, including all US LC Obligations, all Letters of Credit have expired or been terminated, and all of US Borrower's reimbursement obligations in connection therewith have been satisfied in full, US LC Issuer shall release any remaining LC Collateral. US Borrower hereby assigns and grants to US LC Issuer a continuing security interest in all LC Collateral paid by it to US LC Issuer, all Investments purchased with such LC Collateral, and all proceeds thereof to secure its Matured US LC Obligations and the other US Obligations hereunder, each US Note, and the other US Loan Documents. US Borrower further agrees that US LC Issuer shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest. When US Borrower is required to provide LC Collateral for any reason and fails to do so on the day when required, US LC Issuer may without notice to US Borrower or any other Restricted Person provide such LC Collateral (whether by transfers from other accounts maintained with US LC Issuer, or otherwise) using any available funds of US Borrower or any other Person also liable to make such payments.


                        ARTICLE III - Payments to Lenders

         Section 3.1. General Procedures. US Borrower will make each payment which it owes under the US Loan Documents to US Agent for the account of the Lender Party to whom such payment is owed, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Each such payment must be received by US Agent not later than 11:00 a.m., Dallas, Texas time, on the date such payment becomes due and payable. Any payment received by US Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the US Loan Document under which such payment is due. Each payment under a US Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of US Agent's US Note. When US Agent collects or receives money on account of the US Obligations, US Agent shall distribute all money so collected or received by 2:00 p.m. Dallas, Texas time on the Business Day received, if received by 11:00 a.m. Dallas, Texas time, otherwise on the day of deemed receipt, and each Lender Party shall apply all such money so distributed, as follows:

         (a) first, for the payment of all US Obligations which are then due (and if such money is insufficient to pay all such US Obligations, first to any reimbursements due US Agent under Section 6.9 or 10.4, then to any reimbursement due any other Lender Party under Section 10.4, and then to the partial payment of all other US Obligations then due in proportion to the amounts thereof, or as Lender Parties shall otherwise agree);

         (b) then for the prepayment of amounts owing under the US Loan Documents (other than principal on the US Notes) if so specified by US Borrower;

         (c) then for the prepayment of principal on the US Notes, together with accrued and unpaid interest on the principal so prepaid; and

         (d) last, for the payment or prepayment of any other US Obligations.

All payments applied to principal or interest on any US Note shall be applied first to any interest then due and payable, then to principal then due and payable, and last to any prepayment of principal and interest in compliance with Sections 1.6 and 2.1. All distributions of amounts described in any of subsections (b), (c) or (d) above shall be made by US Agent pro rata to each Lender Party then owed US Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided that if any Lender then owes payments to US LC Issuer for the purchase of a participation under Section 2.3(b) or to US Agent under
Section 9.9, any amounts otherwise distributable under this section to such Lender shall be deemed to belong to US LC Issuer, or US Agent, respectively, to the extent of such unpaid payments, and US Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

         Section 3.2. Increased Cost and Reduced Return.

         (a) If, after the date hereof, the adoption of any applicable Law, rule, or regulation, or any change in any applicable Law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender Party (or its Applicable Lending Office) with any request or directive (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency:

                  (i) shall subject such Lender Party (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any US Dollar Eurodollar Loans or Competitive Bid Loans, or its obligation to make US Dollar Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender Party (or its Applicable Lending Office) under this Agreement or its Note in respect of any US Dollar Eurodollar Loans or Competitive Bid Loans (other than taxes (including franchise taxes) imposed on the overall net income of such Lender Party by the jurisdiction in which such Lender Party has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted US Dollar Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender Party (or its Applicable Lending Office), including the commitment of such Lender Party hereunder; or

                  (iii) shall impose on such Lender Party (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its US Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender Party (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any US Dollar Eurodollar Loans or Competitive Bid Loans or to reduce any sum received or receivable by such Lender Party (or its Applicable Lending Office) under this Agreement or its US Notes with respect to any US Dollar Eurodollar Loans or Competitive Bid Loans, then US Borrower shall pay to such Lender Party on demand such amount or amounts as will compensate such Lender Party for such increased cost or reduction. If any Lender Party requests compensation by US Borrower under this Section 3.2(a), US Borrower may, by notice to such Lender Party (with a copy to US Agent), suspend the obligation of such Lender Party to make or continue US Loans of the Type with respect to which such compensation is requested, or to convert US Loans of any other Type into US Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.5 shall be applicable); provided that such suspension shall not affect the right of such Lender Party to receive the compensation so requested.

         (b) If, after the date hereof, any Lender Party shall have determined that the adoption of any applicable Law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of Law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender Party or any corporation controlling such Lender Party as a consequence the obligations of such Lender Party hereunder to a level below that which such Lender Party or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand US Borrower shall pay such Lender Party such additional amount or amounts as will compensate such Lender Party for such reduction, but only to the extent that such Lender Party has not been compensated therefor by any increase in the Adjusted US Dollar Eurodollar Rate; provided that if such Lender Party fails to give notice to US Borrower of any additional costs within ninety (90) days after it has actual knowledge thereof, such Lender Party shall not be entitled to compensation for such additional costs incurred more than ninety (90) days prior to the date on which notice is given by such Lender Party.

         (c) US LC Issuer and each Lender Party shall promptly notify US Borrower and US Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle US LC Issuer or such Lender Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender Party, be otherwise disadvantageous to it. US LC Issuer or any Lender Party claiming compensation under this Section shall furnish to US Borrower and US Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, US LC Issuer or such Lender Party shall act in good faith and may use any reasonable averaging and attribution methods.

         Section 3.3. Limitation on Types of US Loans. If on or prior to the first day of any Eurodollar Interest Period for any US Dollar Eurodollar Loan:

         (a) US Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the US Dollar Eurodollar Rate for such Eurodollar Interest Period; or

         (b) the Required Lenders determine (which determination shall be conclusive) and notify US Agent that the Adjusted US Dollar Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding US Dollar Eurodollar Loans or for such Eurodollar Interest Period;

then US Agent shall give US Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lender Parties shall be under no obligation to make additional US Dollar Eurodollar Loans, continue US Dollar Eurodollar Loans or convert US Base Rate Loans into US Dollar Eurodollar Loans, and US Borrower shall, on the last day(s) of the then current Eurodollar Interest Period(s) for the outstanding US Dollar Eurodollar Loans, either prepay such US Loans or convert such US Loans into US Base Rate Loans in accordance with the terms of this Agreement.

         Section 3.4. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender Party or its Applicable Lending Office to make, maintain, or fund US Dollar Eurodollar Loans hereunder, then such Lender Party shall promptly notify US Borrower thereof and such Lender Party's obligation to make or continue US Dollar Eurodollar Loans and to convert US Base Rate Loans into US Dollar Eurodollar Loans shall be suspended until such time as such Lender Party may again make, maintain, and fund US Dollar Eurodollar Loans (in which case the provisions of Section 3.5 shall be applicable).

         Section 3.5. Treatment of Affected US Loans. If the obligation of any Lender Party to make a particular Type of Loan or to continue, or to convert US Loans of any other Type into, US Loans of a particular Type shall be suspended pursuant to Sections 3.2, 3.3 or 3.4 hereof (US Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender Party's Affected Loans shall be automatically converted into US Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 3.4 hereof, on such earlier date as such Lender Party may specify to US Borrower with a copy to US Agent) and, unless and until such Lender Party gives notice as provided below that the circumstances specified in Sections 3.2, 3.3 or 3.4 hereof that gave rise to such Conversion no longer exist:

         (a) to the extent that such Lender Party's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender Party's Affected Loans shall be applied instead to its US Base Rate Loans; and

         (b) all US Loans that would otherwise be made or continued by such Lender Party as US Loans of the Affected Type shall be made or continued instead as US Base Rate Loans, and all US Loans of such Lender Party that would otherwise be converted into US Loans of the Affected Type shall be converted instead into (or shall remain as) US Base Rate Loans.

If such Lender Party gives notice to US Borrower (with a copy to US Agent) that the circumstances specified in Section 3.2, 3.3 or 3.4 hereof that gave rise to the Conversion of such Lender Party's Affected Loans pursuant to this Section no longer exist (which such Lender Party agrees to do promptly upon such circumstances ceasing to exist) at a time when US Loans of the Affected Type made by other Lender Parties are outstanding, such Lender Party's US Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding US Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all US Loans held by the Lender Parties holding US Loans of the Affected Type and by such Lender Party are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their Percentage Shares of the US Maximum Credit Amount.

         Section 3.6. Compensation. Upon the request of any Lender Party, US Borrower shall pay to such Lender Party such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender Party) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

         (a) any payment, prepayment, or Conversion of a US Dollar Eurodollar Loan for any reason (including, without limitation, the acceleration of the US Loans pursuant to Section 8.1) on a date other than the last day of the Interest Period for such US Loan; or

         (b) any failure by US Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article IV to be satisfied) to borrow, convert, continue, or prepay a US Dollar Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         Section 3.7. Change of Applicable Lending Office. Each Lender Party agrees that, upon the occurrence of any event giving rise to the operation of Sections 3.2 through 3.5 with respect to such Lender Party, it will, if requested by US Borrower, use reasonable efforts (subject to overall policy considerations of such Lender Party) to designate another Applicable Lending Office, provided that such designation is made on such terms that such Lender Party and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section. Nothing in this section shall affect or postpone any of the obligations of US Borrower or the rights of any Lender Party provided in Sections 3.2 through 3.5.

         Section 3.8. Replacement of Lenders. If any Lender Party seeks reimbursement for increased costs under Sections 3.2 through 3.5, or if a US Borrower is required to increase any such payment under Section 3.9, then within ninety days thereafter -- provided no Event of Default then exists -- US Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its US Loans, US Notes, US LC Obligations, Canadian Advances, Canadian Notes, Canadian LC Obligations and its commitments hereunder and under the Canadian Agreement to an Eligible Transferee reasonably acceptable to all Borrowers, provided that: (a) all Obligations of Borrowers owing to such Lender Party being replaced (including such increased costs, but excluding principal and accrued interest on the US Notes and the Canadian Notes being assigned) shall be paid in full to such Lender Party concurrently with such assignment, and (b) the replacement Eligible Transferee shall purchase the foregoing by paying to such Lender Party a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment US Borrower, US Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 10.5. Notwithstanding the foregoing rights of US Borrower under this section, however, US Borrower may not replace any Lender Party which seeks reimbursement for increased costs under
Section 3.2 through 3.5 unless US Borrower is at the same time replacing all Lender Parties which are then seeking such compensation. In connection with any such replacement of a Lender Party, US Borrower shall pay all costs that would have been due to such Lender Party pursuant to Section 3.6 if such Lender Party's US Loans had been prepaid at the time of such replacement.

         Section 3.9. Taxes. (a) Any and all payments by US Borrower to or for the account of any Lender Party, US Agent or US LC Issuer hereunder or under any other US Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the Laws of which such Lender Party (or its Applicable Lending Office) is organized or is a resident for tax purposes or any political subdivision thereof (all such NON-EXCLUDED taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter in this section 3.9 referred to as "Taxes"). If US

Borrower shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other US Loan Document to any Lender Party, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this section) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) US Borrower shall make such deductions, and (iii) US Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

         (b) In addition, US Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other US Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other US Loan Document (hereinafter in this Section 3.9 referred to as "Other Taxes").

         (c) US Borrower agrees to indemnify each Lender Party, US Agent and US LC Issuer for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this section) paid by such Lender Party or US Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Lender Party organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender Party listed on the signature pages hereof and on or prior to the date on which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by US Borrower or US Agent (but only so long as such Lender Party remains lawfully able to do so), shall provide US Borrower and US Agent with a properly executed (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender Party is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other US Loan Documents.

         (e) For any period with respect to which a Lender Party has failed to provide US Borrower and US Agent with the appropriate form pursuant to Section 3.9(d) (unless such failure is due to a change in treaty, Law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender Party shall not be entitled to indemnification under Sections 3.9(a), 3.9(b) or 3.9(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, US Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes. Further, US Borrower shall not be required to indemnify such Lender Party for any withholding taxes which US Borrower is required to withhold and remit in respect of any principal, interest or other amount paid or payable by US Borrower to or for account of any Lender Party hereunder or under any other US Loan Document.

         (f) If US Borrower is required to pay additional amounts to or for the account of any Lender Party pursuant to this Section, then such Lender Party will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender Party, is not otherwise disadvantageous to such Lender Party and in the event Lender Party is reimbursed for an amount paid by US Borrower pursuant to this Section, it shall promptly return such amount to US Borrower.

         (g) Within thirty (30) days after the date of any payment of Taxes, US Borrower shall furnish to US Agent the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of US Borrower hereunder, the agreements and obligations of US Borrower contained in this section shall survive the termination of the US Facility Commitment Period and the payment in full of the US Notes.

         Section 3.10.     Currency Conversion and Currency Indemnity.

         (a) Restricted Persons shall make payment relative to any US Obligation in the currency (the "Agreed Currency") in which the US Obligation was incurred. If any payment is received on account of any US Obligation in any currency (the "Other Currency") other than the Agreed Currency (whether voluntarily or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of such Restricted Person or otherwise howsoever), such payment shall constitute a discharge of the liability of a Restricted Person hereunder and under the other US Loan Documents in respect of such US Obligation only to the extent of the amount of the Agreed Currency which the relevant Lender Parties are able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

         (b) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the"Judgment Currency") any amount due in the Agreed Currency then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event each Restricted Person shall be obligated to pay the Lender Parties any deficiency in accordance with Section 3.10(c). For the foregoing purposes "rate of exchange" means the rate at which the relevant Lender Parties, as applicable, in accordance with their normal banking procedures are able on the relevant date to purchase the Agreed Currency with the Judgment Currency after deducting any premium and costs of exchange.

         (c) If (i) any Lender Party receives any payment or payments on account of the liability of a Restricted Person hereunder pursuant to any judgment or order in any Other Currency, and (ii) the amount of the Agreed Currency which the relevant Lender Party is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of the Agreed Currency due in respect of such US Obligations immediately prior to such judgment or order, then US Borrower on demand shall, and US Borrower hereby agrees to, indemnify and save such Lender Party harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this
Section 3.10(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Lender Parties or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.


                  ARTICLE IV - Conditions Precedent to Lending

         Section 4.1. Documents to be Delivered. No Lender has any obligation to make its first US Loan, and US LC Issuer has no obligation to issue the first Letter of Credit, unless US Agent shall have received all of the following, at US Agent's office in Dallas, Texas, duly executed and delivered and in form, substance and date satisfactory to US Agent:

         (a) This Agreement and any other documents that Lenders are to execute in connection herewith.

         (b) Each US Note.

         (c) Certain certificates of US Borrower including:

                  (i) An "Omnibus Certificate" of the Secretary or Assistant Secretary and of the Chairman of the Board, President, or Vice President - Finance of US Borrower, which shall contain the names and signatures of the officers of US Borrower authorized to execute US Loan Documents and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (1) a copy of resolutions duly adopted by the Board of Directors of US Borrower and in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other US Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein, (2) a copy of the charter documents of US Borrower and all amendments thereto, certified by the appropriate official of the State of Oklahoma, and (3) a copy of any bylaws of US Borrower; and

                  (ii) A "Compliance Certificate" of the Chairman of the Board or President and of the Vice President - Finance of US Borrower, of even date with such US Loan or such Letter of Credit, in which such officers certify to the satisfaction of the conditions set out in subsections (a), (b), and (c) of Section 4.3.

         (d) certificate (or certificates) of the due formation, valid existence and good standing of US Borrower in the State of Oklahoma, issued by the appropriate official of such State.

         (e) A favorable opinion of McAfee & Taft, a professional corporation, counsel for Restricted Persons, substantially in the form set forth in Exhibit E and a favorable opinion of Thompson & Knight, P.C. covering the matters requested by US Agent.

         (f) The Initial Financial Statements.

         (g) A copy of each Acquisition Document.

         Section 4.2. Additional Conditions Precedent to First US Loan or First Letter of Credit. No Lender has any obligation to make its first US Loan, and US LC Issuer has no obligation to issue the first Letter of Credit, unless on the date thereof:

         (a) US Borrower shall have consummated the transactions contemplated under the Acquisition Documents, and acquired, directly or indirectly, one hundred percent (100%) of the outstanding common shares of Northstar Energy.

         (b) All approvals, if any, required under the Hart-Scott Rodino Antitrust Improvement Act of 1976, as amended, in connection with the transactions contemplated by the Acquisition Documents, shall have been obtained.

         (c) All commitment, facility, agency, legal and other fees required to be paid or reimbursed to any Lender pursuant to any US Loan Documents or any commitment agreement heretofore entered into shall have been paid.

         (d) No event which would reasonably be expected to have a Material Adverse Effect shall have occurred since September 30, 1998.

         (e) US Borrower shall have certified to US Agent and Lenders that the Initial Financial Statements fairly present US Borrower's Consolidated financial position at the respective dates thereof and the Consolidated results of US Borrower's operations and US Borrower's Consolidated cash flows for the respective periods thereof.

         (f) US Borrower shall have certified to US Agent and Lenders that no Restricted Person has any outstanding Liabilities of any kind (including contingent obligations, tax assessments, and unusual forward or long-term commitments) which are, in the aggregate, material to US Borrower or material with respect to US Borrower's Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in the Disclosure Schedule.

         (g) All legal matters relating to the US Loan Documents and the consummation of the transactions contemplated thereby shall be satisfactory to Thompson & Knight, a Professional Corporation, counsel to US Agent.

         Section 4.3. Additional Conditions Precedent to all US Loan and Letters of Credit. No Lender has any obligation to make any US Loan (including its first), and US LC Issuer has no obligation to issue any Letter of Credit (including its first), unless the following conditions precedent have been satisfied:

         (a) All representations and warranties made by any Restricted Person in any US Loan Document shall be true on and as of the date of such US Loan or the date of issuance of such Letter of Credit (except to the extent that the facts upon which such representations are based have been changed by the extension of credit hereunder) as if such representations and warranties had been made as of the date of such US Loan or the date of issuance of such Letter of Credit.

         (b) No Default shall exist at the date of such US Loan or the date of issuance of such Letter of Credit.

         (c) The making of such US Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any US LC Issuer to any material penalty under or pursuant to any such Law.


                   ARTICLE V - Representations and Warranties

         To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, US Borrower represents and warrants to each Lender that:

         Section 5.1. No Default. No event has occurred and is continuing which constitutes a Default.

         Section 5.2. Organization and Good Standing. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each Restricted Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

         Section 5.3. Authorization. US Borrower and Canadian Borrowers have duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. US Borrower is duly authorized to borrow funds hereunder.

         Section 5.4. No Conflicts or Consents. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not (i) conflict with any provision of (A) any Law, (B) the organizational documents of any Restricted Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii)
 result in the acceleration of any Indebtedness owed by any Restricted Person which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of any Restricted Person which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Tribunal or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         Section 5.5. Enforceable Obligations. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

         Section 5.6. Full Disclosure. No certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed to each Lender in writing which would reasonably be expected to have a Material Adverse Effect.

         Section 5.7. Litigation. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule: (a) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Tribunal which would reasonably be expected to have a Material Adverse Effect, and (b) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Restricted Person which would reasonably be expected to have a Material Adverse Effect.

         Section 5.8. ERISA Plans and Liabilities. All currently existing ERISA Plans are listed in the Disclosure Schedule. Except as disclosed in the Initial Financial Statements or in the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA. Except as set forth in the Disclosure Schedule: (a) no "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, and (b) the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits by more than US $25,000,000.

         Section 5.9. Environmental and Other Laws. Except as disclosed in the Disclosure Schedule: (a) Restricted Persons are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply would not reasonably be expected to have a Material Adverse Effect; (b) none of the operations or properties of any Restricted Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action would not reasonably be expected to have a Material Adverse Effect; and (c) no Restricted Person (and to the best knowledge of US Borrower, no other Person) has filed any notice under any Law indicating that any Restricted Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any Restricted Person, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

         Section 5.10. Names and Places of Business. No Restricted Person has, during the preceding five years, had, been known by, or used any other trade or fictitious name, except as disclosed in the Disclosure Schedule. Except as otherwise indicated in the Disclosure Schedule, the chief executive office and principal place of business of each Restricted Person are (and for the preceding five years have been) located at the address of US Borrower set out on the signature pages hereto. Except as indicated in the Disclosure Schedule, no Restricted Person has any other office or place of business.

         Section 5.11. US Borrower's Subsidiaries. US Borrower does not presently have any Subsidiary or own any stock in any other corporation or association except those listed in the Disclosure Schedule. Neither US Borrower nor any Restricted Person is a member of any general or limited partnership, limited liability company, joint venture formed under the laws of the United States or any State thereof or association of any type whatsoever except those listed in the Disclosure Schedule and associations, joint ventures or other relationships (a) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (b) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (c) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, pipelines or gathering systems and interests owned directly by the parties in such associations, joint ventures or relationships. US Borrower owns, directly or indirectly, the equity interest in each of its Subsidiaries which is indicated in the Disclosure Schedule.

         Section 5.12. Title to Properties; Licenses. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property without violation of the rights of any other Person) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect.

         Section 5.13. Government Regulation. Neither US Borrower nor any other Restricted Person owing Obligations is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other Law which regulates the incurring by such Person of Indebtedness, including Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

         Section 5.14. Insider. Except as disclosed on the Disclosure Schedule, no Restricted Person, nor any Person having "control" (as that term is defined in 12 U.S.C. ss. 375b(9) or in regulations promulgated pursuant thereto) of any Restricted Person, is a "director" or an "executive officer" or "principal shareholder" (as those terms are defined in 12 U.S.C. ss. 375b(8) or (9) or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a Subsidiary or of any Subsidiary of a bank holding company of which any Lender is a Subsidiary.

         Section 5.15. Solvency. Upon giving effect to the issuance of the US Notes, the execution of the US Loan Documents by US Borrower and the consummation of the transactions contemplated hereby, US Borrower will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws).

         Section 5.16. Year 2000 Compliance. US Borrower has (a) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by US Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b)developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. US Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.


                ARTICLE VI - Affirmative Covenants of US Borrower

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, and to induce each Lender to enter into this Agreement and extend credit hereunder, US Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

         Section 6.1. Payment and Performance. US Borrower will pay all amounts due under the US Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed or implied in the US Loan Documents. US Borrower will cause each other Restricted Person to observe, perform and comply with every such term, covenant and condition in any Loan Document.

         Section 6.2. Books, Financial Statements and Reports. Each Restricted Person will at all times maintain full and accurate books of account and records. US Borrower will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year, and will furnish the following statements and reports to each Lender Party at US Borrower's expense:

         (a) As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, complete Consolidated financial statements of US Borrower together with all notes thereto, prepared in reasonable detail in accordance with US GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick L.L.P., or other independent certified public accountants selected by US Borrower and acceptable to US Agent, stating that such Consolidated financial statements have been so prepared. These financial statements shall contain a Consolidated balance sheet as of the end of such Fiscal Year and Consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within ninety
(90) days after the end of each Fiscal Year US Borrower will furnish to US Agent and each Lender a certificate in the form of Exhibit D signed by the President, Vice President - Finance or Controller of US Borrower, stating that such financial statements are accurate and complete, stating that such Person has reviewed the US Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of Sections 7.8 and 7.9, and further stating that there is no condition or event at the end of such Fiscal Year or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

         (b) As soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter, US Borrower's Consolidated and consolidating balance sheet and income statement as of the end of such Fiscal Quarter and a Consolidated statement of cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with US GAAP, subject to changes resulting from normal year-end adjustments. In addition US Borrower will, together with each such set of financial statements, furnish a certificate in the form of Exhibit D signed by the President, Vice President - Finance or Controller of US Borrower stating that such financial statements are accurate and complete (subject to normal year-end adjustments), stating that such Person has reviewed the US Loan Documents, containing all calculations required to be made by US Borrower to show compliance or non-compliance with the provisions of Sections 7.8 and 7.9 and further stating that there is no condition or event at the end of such Fiscal Quarter or at the time of such certificate which constitutes a Default and specifying the nature and period of existence of any such condition or event.

         (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by any Restricted Person to its stockholders and all registration statements, periodic reports and other statements and schedules filed by any Restricted Person with any securities exchange, the Securities and Exchange Commission or any similar Governmental Authority, including any information or estimates with respect to US Borrower's oil and gas business (including its exploration, development and production activities) which are required to be furnished in US Borrower's annual report pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

         Section 6.3. Other Information and Inspections. Each Restricted Person will furnish to each Lender any information which US Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with Restricted Persons' businesses and operations. Each Restricted Person will permit representatives appointed by US Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect upon prior written notice during normal business hours any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit US Agent or its representatives to investigate and verify the accuracy of the information furnished to US Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

         Section 6.4. Notice of Material Events and Change of Address. US Borrower will promptly notify each Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

         (a) the occurrence of any event which would have a Material Adverse Effect,

         (b) the occurrence of any Default,

         (c) the acceleration of the maturity of any Indebtedness owed by any Restricted Person having a principal balance of more than US $25,000,000, or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default would have a Material Adverse Effect,

         (d) the occurrence of any Termination Event,

         (e) any claim of US $25,000,000 or more, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties, and

         (f) the filing of any suit or proceeding against any Restricted Person in which an adverse decision would have a Material Adverse Effect.

US Borrower will also notify US Agent and US Agent's counsel in writing promptly in the event that any Restricted Person changes its name or the location of its chief executive office.

         Section 6.5. Maintenance of Properties. Each Restricted Person will maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

         Section 6.6. Maintenance of Existence and Qualifications. Each Restricted Person will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not have a Material Adverse Effect.

         Section 6.7. Payment of Trade Liabilities, Taxes, etc. Each Restricted Person will (a) timely file all required tax returns; (b) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and (c) maintain appropriate accruals and reserves for all of the foregoing in accordance with US

GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         Section 6.8. Insurance. Each Restricted Person will keep or cause to be kept insured in accordance with industry standards by financially sound and reputable insurers, its surface equipment and other property of a character usually insured by similar Persons engaged in the same or similar businesses.

         Section 6.9. Performance on US Borrower's Behalf. If any Restricted Person fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any US Loan Document, US Agent may pay the same, and shall use its best efforts to give at least five (5) Business Days notice to US Borrower prior to making any such payment; provided, however, that any failure by US Agent to so notify US Borrower shall not limit or otherwise impair US Agent's ability to make any such payment. US Borrower shall immediately reimburse US Agent for any such payments and each amount paid by US Agent shall constitute an US Obligation owed hereunder which is due and payable on the date such amount is paid by US Agent.

         Section 6.10. Interest. US Borrower hereby promises to each Lender Party to pay interest at the Default Rate applicable to Base Rate Loans on all US Obligations (including US Obligations to pay fees or to reimburse or indemnify any Lender) which US Borrower has in this Agreement promised to pay to such Lender Party and which are not paid when due. Such interest shall accrue from the date such US Obligations become due until they are paid.

         Section 6.11. Compliance with Law. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

         Section 6.12. Environmental Matters.

         (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

         (b) will promptly furnish to US Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by US Borrower, or of which it has notice, pending or threatened against US Borrower, by any Governmental Authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business which involve a potential liability or claim in excess of US $25,000,000.

         Section 6.13. Bank Accounts; Offset. To secure the repayment of the Obligations US Borrower hereby grants to each Lender a right of offset, each of which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise, and each of which shall be upon and against (a) any and all moneys, securities or other property (and the proceeds therefrom) of US Borrower now or hereafter held or received by or in transit to any Lender from or for the account of US Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (b) any and all deposits (general or special, time or demand, provisional or final) of US Borrower with any Lender, and (c) any other credits and claims of US Borrower at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time after the occurrence of any Default, each Lender is hereby authorized to offset against the Obligations then due and payable (in either case without notice to US Borrower), any and all items hereinabove referred to. To the extent that US Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to US Borrower for the account of, third party royalty or joint interest owners.

         Section 6.14. Year 2000 Compliance. US Borrower will promptly notify US Agent in the event US Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations that will not be Year 2000 compliant on a timely basis, except to the extent that such failure would not reasonably be expected to have a Material Adverse Effect.


                 ARTICLE VII - Negative Covenants of US Borrower

         To conform with the terms and conditions under which each Lender is willing to have credit outstanding to US Borrower, and to induce each Lender to enter into this Agreement and make the US Loans, US Borrower warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement, unless Required Lenders have previously agreed otherwise:

         Section 7.1. Indebtedness. No Restricted Person (other than US Borrower) will in any manner owe or be liable for Indebtedness except:

         (a) the US Obligations and the Canadian Obligations.

         (b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Person's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that the obligations required to be paid in any Fiscal Year under any such capital leases do not in the aggregate exceed US $25,000,000 for all Restricted Persons.

         (c) unsecured Liabilities owed among Restricted Persons.

         (d) guaranties by one Restricted Person of Liabilities owed by another Restricted Person, if such Liabilities either (i) are not Indebtedness, or (ii) are allowed under subsections (a), (b) or (c) of this Section 7.1.

         (e) Indebtedness of the Restricted Persons for plugging and abandonment bonds or for letters of credit issued by any Lender in place thereof which are required by regulatory authorities in the area of operations, and Indebtedness of the Restricted Persons for other bonds or letters of credit issued by any Lender which are required by such regulatory authorities with respect to other normal oil and gas operations.

         (f) obligations under the Subordinated US Borrower Indenture, the Subordinated US Borrower Debentures and the Subordinated US Borrower Guarantee;

         (g) non-recourse Indebtedness as to which no Restricted Person (i) provides any guaranty or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (ii) is directly or indirectly liable (as a guarantor or otherwise); provided, that after giving effect to such Indebtedness outstanding from time to time, US Borrower is not in violation of Sections 7.8 and 7.9.

         (h) the following long-term institutional Indebtedness of Northstar
Energy:

                  (i) US $150,000,000 indebtedness to The Prudential Insurance Company of America pursuant to a Note Agreement dated as of March 2, 1998 including the following guarantees of such indebtedness: (1) guarantees both dated March 2, 1998 made by Northstar Energy Partnership and David Limited Partnership; (2) guarantee dated as of July 31, 1998 made by 728098 Alberta Ltd.; and (3) any other guarantees of Subsidiaries of Northstar Energy executed after the date hereof pursuant to the terms of such Note Agreement.

                  (ii) US $75,000,000 indebtedness to certain institutional investors pursuant to a Note Agreement dated as of July 19, 1995, as amended from time to time, including the following guarantees of such indebtedness: (1) guarantee dated as of July 31, 1998 made by Northstar Energy Partnership; (2) guarantee dated as of July 31, 1998 made by 728098 Alberta Ltd.; and (3) any other guarantee of Subsidiaries of Northstar Energy executed after the date hereof pursuant to the terms of such Note Agreement.

         including any refinancing of the above institutional indebtedness on similar terms taking into account current market conditions.

         (i) Indebtedness that is subordinated to the US Obligations and the Canadian Obligations on terms acceptable to Required Lenders.

         (j) Indebtedness in the amount of C $36,323,766 owing to The Toronto-Dominion Bank due January 1, 1999 relating to the West Windsor Cogeneration Plant sale.

         (k) Indebtedness in the approximate amount of C $6,000,000 owed to Indeck Gas Supply Corporation by Northstar Energy pursuant to a Gas Sales and Purchase Agreement dated as of March 9, 1989, as heretofore or hereafter amended from time to time.

         (l) Acquired Debt.

         (m) Indebtedness under Hedging Contracts permitted under Section 7.11.

         (n) Indebtedness in the amount of US $15,000,000 to Bank of America Canada payable on demand by Northstar Energy and guaranteed by Canadian Guarantor.

         (o) miscellaneous items of Indebtedness of all Restricted Persons (other than US Borrower) not described in subsections (a) through (n) which do not in the aggregate exceed US $50,000,000 (with Canadian Borrowers and their Subsidiaries which are Restricted Persons having no more than US $20,000,000) in principal amount at any one time outstanding.

         Section 7.2. Limitation on Liens. Except for Permitted Liens, no Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires. No Restricted Person will allow the filing or continued existence of any financing statement describing as collateral any assets or property of such Restricted Person, other than financing statements which describe only collateral subject to a Lien permitted under this section and which name as secured party or lessor only the holder of such Lien.

         Section 7.3. Limitation on Mergers. No Restricted Person will merge or consolidate with or into any other Person except that any Subsidiary of US Borrower may be merged into or consolidated with (a) another Subsidiary of US Borrower, or (b) US Borrower, so long as US Borrower is the surviving business entity.

         Section 7.4. Limitation on Issuance of Securities by Subsidiaries of US Borrower.

         (a) No Restricted Subsidiary of US Borrower (other than Devon Trust) will issue any additional shares of its capital stock, additional partnership interests or other securities or any options, warrants or other rights to acquire such additional shares, partnership interests or other securities except to another Restricted Person of which such issuer is already directly or indirectly a Subsidiary of US Borrower unless such securities are being issued to acquire a business, directly or indirectly through the use of the proceeds of such issuance, and such securities are convertible into the common or similar securities of US Borrower, including the issuance of the exchangeable shares of Northstar Energy issued pursuant to the Acquisition Documents. Northstar Energy may also issue stock options to its employees from time to time in the form of exchangeable shares of Northstar Energy, provided that such shares are convertible into common shares or similar securities of US Borrower and provided further that such options are granted under a stock option plan of Northstar Energy and/or US Borrower.

         (b) Devon Trust will not issue any securities except common securities to US Borrower and the Devon Trust Securities. Devon Nevada will at all times remain a wholly-owned direct or indirect Subsidiary of US Borrower, US Borrower will at all times own all of the outstanding common securities of Devon Trust.

         Section 7.5. Limitation on Restricted Payments. Except as permitted below in this section, no Restricted Person shall directly or indirectly (i) make any Restricted Distribution, or (ii) any Restricted Investment (the above being herein collectively referred to as "Restricted Payments"), unless the aggregate amount of Restricted Payments made during any Fiscal Year never exceeds ten percent (10%) of the book value of the Consolidated Assets of US Borrower.

         Section 7.6. Transactions with Affiliates. No Restricted Person will engage in any material transaction with any of its Affiliates on terms which are less favorable in any material respect to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among US Borrower and the other Restricted Persons that are wholly-owned, directly or indirectly, by US Borrower.

         Section 7.7. Prohibited Contracts; ERISA. Except as expressly provided for in the US Loan Documents and in the Support Agreement dated December 10, 1998 between the US Borrower and Northstar Energy, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any Restricted Person that is a Subsidiary of US Borrower: (a) to pay dividends or make other distributions to US Borrower, (b) to redeem equity interests held in it by US Borrower, (c) to repay loans and other indebtedness owing by it to US Borrower, or (d) to transfer any of its assets to US Borrower. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in
Section 4001 of ERISA.

         Section 7.8. Funded Debt to Total Capitalization. At the end of each Fiscal Quarter, the ratio of US Borrower's Consolidated Total Funded Debt to US Borrower's Total Capitalization will never exceed sixty percent (60%).

         Section 7.9. Funded Debt to EBITDA. At the end of each Fiscal Quarter, the ratio of US Borrower's Consolidated Total Funded Debt to EBITDA, calculated for the four consecutive Fiscal Quarters then ended, will never exceed 3.75 to 1.

         Section 7.10. Devon Trust; Devon Trust Securities. Devon Trust shall exist for the exclusive purposes of (a) issuing the Devon Trust Securities, (b) investing the gross proceeds of the Devon Trust Securities in the Subordinated US Borrower Debentures and (c) engaging in only those other activities necessary or incidental thereto. US Borrower shall exercise its option to defer interest payments on the Subordinated US Borrower Debentures rather than default on such interest payments. Devon Trust shall not be dissolved without prior written notice by US Borrower to Required Lenders. Devon Trust shall not redeem the Devon Trust Securities prior to their stated maturity, and US Borrower shall not prepay or redeem the Subordinated US Borrower Debentures prior to their stated maturity, unless both immediately before and immediately after any such proposed prepayment or redemption, US Borrower is in compliance with Sections 7.8 and 7.9 and no Default under Section 8.1(a), 8.1(f) or 8.1(h) is continuing.

         Section 7.11. Hedging Contracts. No Restricted Person will be a party to or in any manner be liable on any Hedging Contract, unless such contracts qualify under US GAAP as a hedge of oil and gas production, floating rate Indebtedness or foreign currency needs (and not as a speculative investment), such contracts are entered into in the ordinary course of the Restricted Persons' businesses, and

                  (i) if such contracts are entered into with the purpose and effect of fixing prices on oil or gas expected to be produced by Restricted Persons:

                           (A) such contracts for any single month (determined,
                  in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to US Agent) do not, in the aggregate, cover amounts greater than seventy-five percent (75%) of the Restricted Persons' aggregate Projected Oil and Gas Production anticipated to be sold in the ordinary course of the Restricted Persons' businesses for such month;

                           (B) such contracts do not require any Restricted
                  Person to provide any Lien to secure US Borrower's obligations thereunder, other than Liens on cash or cash equivalents in an aggregate amount not more than US $50,000,000; and

                           (C) each such contract is with a counterparty or has
                  a guarantor of the obligation of the counterparty who (unless such counterparty is US Agent, any Lender or any of their Affiliates) at the time the contract is made has long-term obligations rated AA or better by S&P, Aa2 or better by Moody's, A+ or better by CBRS, or AA or better by DBRS or is an investment grade-rated industry participant.

         As used in this subsection (i), the term "Projected Oil and Gas Production" means the projected production of oil or gas (measured by volume unit or BTU equivalent, not sales price) for the term of the contracts or a particular month, as applicable, from properties and interests owned by any Restricted Person which have attributable to them proved oil or gas reserves.

                  (ii) if such contracts are entered into with the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Restricted Person that is accruing interest at a variable rate, the aggregate notional amount of such contracts never exceeds the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, and the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract.

                  ARTICLE VIII - Events of Default and Remedies

         Section 8.1. Events of Default. Each of the following events constitutes an Event of Default under this Agreement:

         (a) Any Restricted Person fails to pay any principal component of any US Obligation when due and payable or fails to pay any other US Obligation within three (3) days after the date when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any "default" or "event of default" occurs under any US Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

         (c) Any Restricted Person fails (other than as referred to in subsections (a) or (b) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any US Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by US Agent to US Borrower;

         (d) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any US Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made provided that if such falsity or lack of correctness is capable of being remedied or cured within a 30-day period, US Borrower shall (subject to the other provisions of this Section 8.1) have a period of 30 days after written notice thereof has been given to US Borrower by US Agent within which to remedy or cure such lack of correctness, or this Agreement or any US Note is asserted to be or at any time ceases to be valid, binding and enforceable in any material respect as warranted in Section 5.5 for any reason other than its release or subordination by US Agent;

         (e) Any Restricted Person (i) fails to duly pay any Indebtedness in excess of US $25,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument, including without limitation the Subordinated US Borrower Debentures, the Subordinated US Borrower Indenture, the Subordinated US Borrower Guarantee and the Devon Trust Securities, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default results in the acceleration of such Indebtedness;

         (f) Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of US $25,000,000 exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, or (ii) any Termination Event occurs with respect to any ERISA Plan and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than US $25,000,000 (or in the case of a Termination Event involving the withdrawal of a substantial employer, the withdrawing employer's proportionate share of such excess exceeds such amount);

         (g)      Any Change in Control occurs;

         (h) US Borrower or any other Restricted Person having assets with a book value of at least US $25,000,000:

                  (i) suffers the entry against it of a judgment, decree or order for relief by a Tribunal of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar Law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of thirty days; or

                  (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar Law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such Law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or

                  (iii) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its property in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; or

                  (iv) suffers the entry against it of a final judgment for the payment of money in an amount that exceeds (x) the valid and collectible insurance in respect thereof or (y) the amount of an indemnity with respect thereto reasonably acceptable to the Required Lenders by US $25,000,000 or more, unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

                  (v) suffers a writ or warrant of attachment or similar process to be issued by any Tribunal against all or any part of its property having a book value of at least US $25,000,000, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside; and

         (i) Any "Event of Default" occurs under the Canadian Agreement.

Upon the occurrence of an Event of Default described in subsection (h)(i),
(h)(ii) or (h)(iii) of this section with respect to US Borrower, all of the US Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower and each Restricted Person who at any time ratifies or approves this Agreement. Upon any such acceleration, any obligation of any Lender and any obligation of US LC Issuer to issue Letters of Credit hereunder to make any further US Loans shall be permanently terminated. During the continuance of any other Event of Default, US Agent at any time and from time to time may (and upon written instructions from Required Lenders, US Agent shall), without notice to US Borrower or any other Restricted Person, do either or both of the following: (1) terminate any obligation of Lenders to make US Loans hereunder, and any obligation of US LC Issuer to issue Letters of Credit hereunder, and (2) declare any or all of the US Obligations immediately due and payable, and all such US Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by US Borrower and each Restricted Person who at any time ratifies or approves this Agreement.

         Section 8.2. Remedies. If any Default shall occur and be continuing, each Lender Party may protect and enforce its rights under the US Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Lender Party may enforce the payment of any US Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender Parties under the US Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the US Loan Documents or at Law or in equity.


                              ARTICLE IX - US Agent

         Section 9.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes US Agent to act as its agent under this Agreement and the other US Loan Documents with such powers and discretion as are specifically delegated to US Agent by the terms of this Agreement and the other US Loan Documents, together with such other powers as are reasonably incidental thereto. US Agent (which term as used in this sentence and in Section 9.5 and the first sentence of Section 9.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Restricted Person or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Restricted Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Restricted Person or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. US Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         Section 9.2. Reliance by US Agent. US Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Restricted Person), independent accountants, and other experts selected by US Agent. US Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until US Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 10.6 hereof. As to any matters not expressly provided for by this Agreement, US Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that US Agent shall not be required to take any action that exposes US Agent to personal liability or that is contrary to any Loan Document or applicable Law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         Section 9.3. Defaults. US Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless US Agent has received written notice from a Lender or US Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that US Agent receives such a notice of the occurrence of a Default or Event of Default, US Agent shall give prompt notice thereof to the Lenders. US Agent shall (subject to Section 9.1 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders. Notwithstanding the foregoing, unless and until US Agent shall have received such directions, US Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         Section 9.4. Rights as Lender. With respect to its Percentage Share of the US Maximum Credit Amount and the US Loans made by it, US Agent (and any successor acting as US Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as US Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include US Agent in its individual capacity. US Agent (and any successor acting as US Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make Investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Restricted Person or any of its Subsidiaries or Affiliates as if it were not acting as US Agent, and US Agent (and any successor acting as US Agent) and its Affiliates may accept fees and other consideration from any Restricted Person or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         SECTION 9.5. INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY US AGENT (TO THE EXTENT NOT REIMBURSED UNDER SECTION 10.4 HEREOF, BUT WITHOUT LIMITING THE OBLIGATIONS OF US BORROWER UNDER SUCH SECTION) RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE PERCENTAGE SHARES, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST US AGENT (INCLUDING BY ANY LENDER) IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTION TAKEN OR OMITTED BY US AGENT UNDER ANY LOAN DOCUMENT (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF US AGENT); provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse US Agent promptly upon demand for its ratable share of any costs or expenses payable by US Borrower under Section 10.4, to the extent that US Agent is not promptly reimbursed for such costs and expenses by US Borrower. The agreements contained in this section shall survive payment in full of the US Loans and all other amounts payable under this Agreement.

         Section 9.6. Non-Reliance on US Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on US Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the US Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon US Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the US Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by US Agent hereunder, US Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Restricted Person or any of its Subsidiaries or Affiliates that may come into the possession of US Agent or any of its Affiliates.

         Section 9.7. Rights as Lender. In its capacity as a Lender, US Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not US Agent. US Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with any Restricted Person or their Affiliates, all as if it were not US Agent hereunder and without any duty to account therefor to any other Lender.

         Section 9.8. Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under US Loan Documents or rights of banker's lien, set off, or counterclaim against US Borrower or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by US Agent under
Section 3.1, causes such Lender Party to have received more than it would have received had such payment been received by US Agent and distributed pursuant to
Section 3.1, then (a) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3.1, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that US Agent and all Lender Parties share all payments of Obligations as provided in Section 3.1; provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. US Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section is thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal order to be paid on account of the possession of such funds prior to such recovery.

         Section 9.9. Investments. Whenever US Agent in good faith determines that it is uncertain about how to distribute to Lender Parties any funds which it has received, or whenever US Agent in good faith determines that there is any dispute among Lender Parties about how such funds should be distributed, US Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If US Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if US Agent is otherwise required to invest funds pending distribution to Lender Parties, US Agent shall invest such funds pending distribution; all interest on any such Investment shall be distributed upon the distribution of such Investment and in the same proportion and to the same Persons as such Investment. All moneys received by US Agent for distribution to Lender Parties (other than to the Person who is US Agent in its separate capacity as a Lender Party) shall be held by US Agent pending such distribution solely as US Agent for such Lender Parties, and US Agent shall have no equitable title to any portion thereof.

         Section 9.10. Benefit of Article IX. The provisions of this Article (other than the following Section 9.11) are intended solely for the benefit of Lender Parties, and no Restricted Person shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender. Lender Parties may waive or amend such provisions as they desire without any notice to or consent of US Borrower or any Restricted Person.

         Section 9.11. Resignation. US Agent may resign at any time by giving written notice thereof to Lenders and US Borrower. Each such notice shall set forth the date of such resignation. Upon any such resignation, Required Lenders shall have the right to appoint a successor US Agent. A successor must be appointed for any retiring US Agent, and such US Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring US Agent's resignation, no successor US Agent has been appointed and has accepted such appointment, then the retiring US Agent may appoint a successor US Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof and if no Default or Event of Default has occurred and is continuing, retiring US Agent shall obtain the consent of US Borrower. Upon the acceptance of any appointment as US Agent hereunder by a successor US Agent, the retiring US Agent shall be discharged from its duties and obligations under this Agreement and the other US Loan Documents. After any retiring US Agent's resignation hereunder the provisions of this Article IX shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was US Agent under the US Loan Documents.

         Section 9.12. Lenders to Remain Pro Rata. It is the intent of all parties hereto that, except for Competitive Bid Loans and matters related thereto, the pro rata share of each Lender in the US Obligations and in the Canadian Obligations shall be substantially the same at all times during the term of this Agreement. Accordingly, the initial Percentage Share of each Lender in the US Maximum Credit Amount will be the same as the initial Percentage Share of such Lender in the Canadian Maximum Credit Amount. All subsequent assignments and adjustments of the interests of the Lenders in the US Obligations and the Canadian Obligations will be made so as to maintain such a pro rata arrangement; provided that for the purposes of determining these pro rata shares, any Percentage Share held by any Lender's Affiliates shall be included in determining the interests of such Lender.


                            ARTICLE X - Miscellaneous

         Section 10.1. Waivers and Amendments; Acknowledgments.

         (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the US Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any US Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Restricted Person shall in any case of itself entitle any Restricted Person to any other or further notice or demand in similar or other circumstances. This Agreement and the other US Loan Documents set forth the entire understanding between the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other US Loan Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (i) if such party is US Borrower, by US Borrower, (ii) if such party is US Agent or US LC Issuer, by such party, and
(iii) if such party is a Lender, by such Lender or by US Agent on behalf of Lenders with the written consent of Required Lenders (which consent has already been given as to the termination of the US Loan Documents as provided in Section 10.10). Notwithstanding the foregoing or anything to the contrary herein, US Agent shall not, without the prior consent of Majority Lenders, execute and deliver on behalf of such Lender any waiver or amendment which would increase the US Maximum Credit Amount hereunder. Notwithstanding the foregoing or anything to the contrary herein, US Agent shall not, without the prior consent of each individual Lender, execute and deliver on behalf of such Lender any waiver or amendment which would: (1) waive any of the conditions specified in
Article IV, (2) increase the maximum amount which such Lender is committed hereunder to lend, (3) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (4) postpone any date fixed for any payment of any such fees, principal or interest, (5) amend the definition herein of "Required Lenders", "Majority Lenders", or otherwise change the aggregate amount of Percentage Shares which is required for US Agent, Lenders or any of them to take any particular action under the US Loan Documents, (6) release US Borrower from its obligation to pay such Lender's Note, or (7) amend this Section 10.1(a).

         (b) Acknowledgments and Admissions. US Borrower hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the US Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other US Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by US Agent or any Lender, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof,
(iii) there are no representations, warranties, covenants, undertakings or agreements by any Lender as to the US Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Lender has any fiduciary obligation toward US Borrower with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the US Loan Documents between US Borrower and the other Restricted Persons, on one hand, and each Lender, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the US Loan Documents between any Restricted Person and any Lender, (vii) US Agent is not US Borrower's US Agent, but US Agent for Lenders, (viii) without limiting any of the foregoing, US Borrower is not relying upon any representation or covenant by any Lender, or any representative thereof, and no such representation or covenant has been made, that any Lender will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the US Loan Documents with respect to any such Event of Default or Default or any other provision of the US Loan Documents, and (ix) all Lender Parties have relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to become obligated hereunder.

         (c) Joint Acknowledgment. THIS WRITTEN AGREEMENT AND THE OTHER US LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.2. Survival of Agreements; Cumulative Nature. All of Restricted Persons' various representations, warranties, covenants and agreements in the US Loan Documents shall survive the execution and delivery of this Agreement and the other US Loan Documents and the performance hereof and thereof, including the making or granting of the US Loans and the delivery of the US Notes and the other US Loan Documents, and shall further survive until all of the US Obligations are paid in full to each Lender Party and all of Lender Parties' obligations to US Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Restricted Person to any Lender Party under any Loan Document shall be deemed representations and warranties by US Borrower or agreements and covenants of US Borrower under this Agreement. The representations, warranties, indemnities, and covenants made by Restricted Persons in the US Loan Documents, and the rights, powers, and privileges granted to Lender Parties in the US Loan Documents, are cumulative, and, except for expressly specified waivers and consents, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity, or covenant herein contained shall apply to any similar representation, warranty, indemnity, or covenant contained in any other Loan Document, and each such similar representation, warranty, indemnity, or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various US Loan Documents.

         Section 10.3. Notices. All notices, requests, consents, demands and other communications required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that US Agent may give telephonic notices to the other Lender Parties), and shall be deemed sufficiently given or furnished if delivered by personal delivery, by facsimile or other electronic transmission, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to US Borrower and Restricted Persons at the address of US Borrower specified on the signature pages hereto and to each Lender Party at its address specified on Annex II hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of facsimile or other electronic transmission, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail; provided, however, that no Borrowing Notice shall become effective until actually received by US Agent.

         Section 10.4. Payment of Expenses; Indemnity.

         (a) Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated, US Borrower will promptly (and in any event, within 30 days after any invoice or other statement or notice) pay: (i) all reasonable costs and expenses incurred by or on behalf of US Agent (including without limitation, attorneys' fees) in connection with (1) the negotiation, preparation, execution and delivery of the US Loan Documents, and any and all consents, waivers or other documents or instruments relating thereto, (2) the filing, recording, refiling and re-recording of any US Loan Documents and any other documents or instruments or further assurances required to be filed or recorded or refiled or re-recorded by the terms of any Loan Document, (3) the borrowings hereunder and other action reasonably required in the course of administration hereof, (4) monitoring or confirming (or preparation or negotiation of any document related to) US Borrower's compliance with any covenants or conditions contained in this Agreement or in any Loan Document, and
(ii) all reasonable costs and expenses incurred by or on behalf of any Lender Party (including without limitation, attorneys' fees, consultants' fees and accounting fees) in connection with the defense or enforcement of any of the US Loan Documents (including this section) or the defense of any Lender Party's exercise of its rights thereunder.

         (B) INDEMNITY. US BORROWER AGREES TO INDEMNIFY EACH LENDER PARTY , UPON DEMAND, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, FINES, ACTIONS, JUDGMENTS, SUITS, SETTLEMENTS, COSTS, EXPENSES OR DISBURSEMENTS (INCLUDING REASONABLE FEES OF ATTORNEYS, ACCOUNTANTS, EXPERTS AND ADVISORS) OF ANY KIND OR NATURE WHATSOEVER (IN THIS SECTION COLLECTIVELY CALLED "LIABILITIES AND COSTS") WHICH TO ANY EXTENT (IN WHOLE OR IN
PART) MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH LENDER PARTY GROWING OUT OF, RESULTING FROM OR IN ANY OTHER WAY ASSOCIATED WITH THE US LOAN DOCUMENTS AND THE TRANSACTIONS AND EVENTS (INCLUDING THE ENFORCEMENT OR DEFENSE THEREOF) AT ANY TIME ASSOCIATED THEREWITH OR CONTEMPLATED THEREIN (WHETHER ARISING IN CONTRACT OR IN TORT OR OTHERWISE AND INCLUDING ANY VIOLATION OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAWS BY ANY LENDER PARTY OR ANY OTHER PERSON OR ANY LIABILITIES OR DUTIES OF ANY LENDER PARTY OR ANY OTHER PERSON WITH RESPECT TO HAZARDOUS MATERIALS FOUND IN OR RELEASED INTO THE ENVIRONMENT). THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY,

provided only that no Lender Party shall be entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any

Person (including US Borrower or any of its Affiliates) ever alleges such gross negligence or willful misconduct by any Lender Party, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Lender Party" shall refer not only to each Person designated as such in Section 1.1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

         Section 10.5. Parties in Interest. All grants, covenants and agreements contained in the US Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Restricted Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of Required Lenders. Neither US Borrower nor any Affiliates of US Borrower shall directly or indirectly purchase or otherwise retire any Obligations owed to any Lender nor will any Lender accept any offer to do so, unless each Lender shall have received substantially the same offer with respect to the same Percentage Share of the Obligations owed to it. If US Borrower or any Affiliate of US Borrower at any time purchases some but less than all of the Obligations owed to all Lender Parties, such purchaser shall not be entitled to any rights of any Lender under the US Loan Documents unless and until US Borrower or its Affiliates have purchased all of the Obligations.

         Section 10.6.     Assignments and Participations.

         (a) Each Lender may assign to one or more Eligible Transferees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its US Loans, its Note, and its Percentage Share of the US Maximum Credit Amount); provided, however, that

                  (i) each such assignment shall be to an Eligible Transferee;

                  (ii) together with each such assignment of its rights and obligations under this Agreement, such Lender shall assign the same Percentage Share of its rights and obligations under the Canadian Agreement to the same Eligible Transferee or an Affiliate of such Eligible Transferee.

                  (iii) except in the case of such an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any partial assignment of such Lender's rights and obligations under this Agreement and under the Canadian Agreement shall be in a collective amount at least equal to US $20,000,000 or an integral multiple of US $5,000,000 in excess thereof;

                  (iv) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under the US Loan Documents;

                  (v) the parties to such assignment shall execute and deliver to US Agent for its acceptance an Assignment and Acceptance in the form of Exhibit F hereto, together with any Note subject to such assignment and a processing fee of US $3,500; and

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this section, the assignor, US Agent and US Borrower shall make appropriate arrangements so that, if required, new US Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States of America or a state thereof, it shall deliver to US Borrower and US Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.10.

         (b) US Agent shall maintain at its address referred to in Section 10.3 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and their Percentage Share of the US Maximum Credit Amount of, and principal amount of the US Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and US Borrower, US Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by US Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, US Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

         (d) Each Lender may sell participations to one or more Persons that are Eligible Transferees in all or a portion of its rights and obligations under this Agreement (including all or a portion of its US Maximum Credit Amount and its US Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article III and the right of offset contained in Section 6.14, and (iv) US Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of US Borrower relating to its US Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such US Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such US Loans or Note, or extending its US Maximum Credit Amount).

         (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its US Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         (f) Any Lender may furnish any information concerning US Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 10.7 hereof.

         Section 10.7. Confidentiality. US Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by US Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, US Agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this section, to any actual or proposed participant or assignee.

         Section 10.8. Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE US LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) DOES NOT APPLY TO THIS AGREEMENT OR TO THE US NOTES. US BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF AND EACH OTHER RESTRICTED PERSON TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT OR ANY RESTRICTED PERSON IN ANY LEGAL PROCEEDING RELATING TO THE US LOAN DOCUMENTS OR THE OBLIGATIONS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW.

         Section 10.9. Limitation on Interest. Lender Parties, Restricted Persons and any other parties to the US Loan Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the US Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither any Restricted Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect, and the provisions of this section shall control over all other provisions of the US Loan Documents which may be in conflict or apparent conflict herewith. Lender Parties expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to US Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, Lender Parties and Restricted Persons (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. As used in this section the term "applicable Law" means the Laws of the State of Texas or the Laws of the United States of America, whichever Laws allow the greater interest, as such Laws now exist or may be changed or amended or come into effect in the future.

         Section 10.10. Termination; Limited Survival. In its sole and absolute discretion US Borrower may at any time that no Obligations are owing elect in a written notice delivered to US Agent to terminate this Agreement. Upon receipt by US Agent of such a notice, if no Obligations are then owing this Agreement and all other US Loan Documents shall thereupon be terminated and the parties thereto released from all prospective obligations thereunder. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Restricted Person in any Loan Document, any Obligations under Sections
3.2 through 3.6, and any obligations which any Person may have to indemnify or compensate any Lender Party shall survive any termination of this Agreement or any other Loan Document. At the request and expense of US Borrower, US Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the US Loan Documents. US Agent is hereby authorized to execute all such instruments on behalf of all Lenders, without the joinder of or further action by any Lender.

         Section 10.11. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the US Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable Law.

         Section 10.12. Counterparts; Fax. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement and the US Loan Documents may be validly executed and delivered by facsimile or other electronic transmission.

         Section 10.13. Waiver of Jury Trial, Punitive Damages, etc. US BORROWER AND EACH LENDER PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE US LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED THEREBY OR ASSOCIATED THEREWITH, BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER US LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

         Section 10.14. Defined Terms. Capitalized terms and phrases used and not otherwise defined herein shall for all purposes of this Agreement have the meaning given to such terms and phrases in Annex I hereto.

         Section 10.15. Annex I, Exhibits and Schedules; Additional Definitions. Annex I and all Exhibits and Schedules attached to this Agreement are a part hereof for all purposes.

         Section 10.16. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

         Section 10.17. References and Titles. All references in this Agreement to Exhibits, Schedules, articles, sections, subsections and other subdivisions refer to the Exhibits, Schedules, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         Section 10.18. Calculations and Determinations. All calculations under the US Loan Documents of interest chargeable with respect to Eurodollar Loans and of fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. All other calculations of interest made under the US Loan Documents shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 365 or 366 days, as appropriate. Each determination by a Lender Party of amounts to be paid under Article III or any other matters which are to be determined hereunder by a Lender Party (such as any US Dollar Eurodollar Rate, Adjusted US Dollar Eurodollar Rate, Business Day, Interest Period, or Reserve Requirement) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless Required Lenders otherwise consent all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with US GAAP.

         Section 10.19. Construction of Indemnities and Releases. All indemnification and release provisions of this Agreement shall be construed broadly (and not narrowly) in favor of the Persons receiving indemnification from or being released.

         Section 10.20. Termination of Existing Agreement. Upon the payment in full of all outstanding indebtedness owing under the Existing Agreement, the Existing Agreement and the other loan documents executed pursuant thereto shall be terminated and the parties thereto shall have no further obligations or liabilities, covenants, or representations thereunder; provided, however, the indemnification obligations provided in the Existing Agreement shall not be terminated and shall survive the termination of the Existing Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                                     DEVON ENERGY CORPORATION
                                     US Borrower

                                       By: /s/ WILLIAM T. VAUGHN
                                          ------------------------------------
                                          William T. Vaughn
                                          Vice President - Finance

                                       Address:
                                       20 North Broadway, Suite 1500
                                       Oklahoma City, Oklahoma 73102
                                       Attention: Vice President - Finance

                                       Telephone: (405) 235-3611
                                       Fax: (405) 552-8120

                                       NATIONSBANK, N.A.,
                                       Administrative Agent, US LC Issuer
                                       and Lender


                                       By: /s/ DALE T. WILSON
                                          ------------------------------------
                                          Dale T. Wilson
                                          Senior Vice President

                                       Address:

                                       901 Main Street, 64th Floor
                                       Dallas, Texas 75202
                                       Attention: Dale T. Wilson

                                       Telephone: (214) 508-1246
                                       Fax: (214) 508-1286

                                       BANK OF MONTREAL
                                       Lender


                                       By: /s/ MICHAEL P. STUCKEY
                                          ------------------------------------
                                          Name:   Michael P. Stuckey
                                          Title:  Managing Director, U.S.
                                                  Corporate Banking

                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO
                                       Lender



                                       By: /s/ RONALD L. DIESKER
                                          ------------------------------------
                                          Name:  Ronald L. Diesker
                                          Title: Vice President

                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION
                                       Lender


                                       By: /s/ DONNA J. GERMAN
                                          ------------------------------------
                                          Name:   Donna J. German
                                          Title:  Managing Director

                                       UMB OKLAHOMA BANK
                                       Lender


                                       By: /s/ RICHARD J. LEHRTER
                                          ------------------------------------
                                          Name:   Richard J. Lehrter
                                          Title:  Executive Vice President

                                       FIRST UNION NATIONAL BANK
                                       Lender


                                       By: /s/ ROBERT R. WETTEROFF
                                          ------------------------------------
                                          Name:   Robert R. Wetteroff
                                          Title:  Senior Vice President

                                       TORONTO-DOMINION (TEXAS), INC.
                                       Lender


                                       By: /s/ CAROL BRANDT
                                           -----------------------------------
                                           Name:  Carol Brandt
                                           Title: Vice President

                                       BANK OF OKLAHOMA, N.A.
                                       Lender


                                       By: /s/ JOHN N. HUFF
                                           -----------------------------------
                                           Name:  John N. Huff
                                           Title: Vice President

                                       WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE
                                       Lender


                                       By: /s/ KHEIL A. MCINTYRE
                                           -----------------------------------
                                           Name:  Kheil A. McIntyre
                                           Title: Vice President


                                       By: /s/ ANTHONY J. ALESSANDRO
                                           -----------------------------------
                                           Name:  Anthony J. Alessandro
                                           Title: Associate

                                       THE BANK OF NEW YORK
                                       Lender


                                       By: /s/ RAYMOND J. PALMER
                                           -----------------------------------
                                           Name:  Raymond J. Palmer
                                           Title: Vice President

                                       ROYAL BANK OF CANADA
                                       Lender


                                        By: /s/ LINDA M. STEPHENS
                                            ----------------------------------
                                            Name:  Linda M. Stephens
                                            Title: Senior Manager

                                       SUNTRUST BANK, ATLANTA
                                       Lender


                                       By: /s/ TODD C. DAVIS
                                           -----------------------------------
                                           Name:  Todd C. Davis
                                           Title: Assistant Vice President


                                       By: /s/ DAVID J. EDGE
                                           -----------------------------------
                                           Name:  David J. Edge
                                           Title: Vice President

                                                                     [EXECUTION]

                                                                         ANNEX I


                                  DEFINED TERMS


         "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

         "Acquisition Documents" means (a) the Amended and Restated Combination Agreement dated as of June 29, 1998 and all schedules and exhibits thereto pursuant to which US Borrower is acquiring all of the outstanding common shares of Northstar Energy and (b) all other material agreements or instruments delivered in connection therewith to consummate the acquisition contemplated thereby.

         "Adjusted Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Canadian Agent to be equal to the quotient obtained by dividing (i) the Canadian Dollar Eurodollar Rate for such Canadian Dollar Eurodollar Loan for such Eurodollar Interest Period by (ii) 1 minus the Reserve Requirement for such Canadian Dollar Eurodollar Loan for such Interest Period. The Adjusted Canadian Dollar Eurodollar Rate for any Canadian Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted Canadian Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "Adjusted US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan for any Eurodollar Interest Period therefor, the per annum rate equal to the sum of (a) the Applicable Margin plus (b) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Agent to be equal to the quotient obtained by dividing (i) the US Dollar Eurodollar Rate for such US Dollar Eurodollar Loan for such Eurodollar Interest Period by
(ii) 1 minus the Reserve Requirement for such US Dollar Eurodollar Loan for such Interest Period. The Adjusted US Dollar Eurodollar Rate for any US Dollar Eurodollar Loan shall change whenever the Applicable Margin or the Reserve Requirement changes. No Adjusted US Dollar Eurodollar Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "Affiliate" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

         (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

         (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Applicable Currency" means (i) when used with respect to any US Loan or US LC Obligations, US Dollars, and (ii) when used with respect to any Canadian Prime Rate Loan, any Canadian Dollar Eurodollar Loan or any Bankers' Acceptance, Canadian Dollars, and (iii) when used with respect to any Canadian Base Rate Loan or an US Dollar Eurodollar Loan made under the Canadian Agreement, US Dollars.

         "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to US Agent, Canadian Agent, and Borrowers by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" means

         (a) except with respect to any Tranche B Loan, when used in the Canadian Agreement and when used in the US Agreement on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

         ======================================
                 Applicable        Applicable
                Rating Level         Margin
         ======================================
                  Level I             27.0
         --------------------------------------
                  Level II            30.0
         --------------------------------------
                  Level III           40.0
         --------------------------------------
                  Level IV            42.5
         --------------------------------------
                  Level V             60.0
         ======================================

         (b) when used with respect to any Tranche B Loan on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:


         ======================================
                 Applicable        Applicable
                Rating Level         Margin
         ======================================
                  Level I             28.0
         --------------------------------------
                  Level II            31.0
         --------------------------------------
                  Level III           42.5
         --------------------------------------
                  Level IV            45.0
         --------------------------------------
                  Level V             62.5
         ======================================


Changes in the Applicable Margin will occur automatically without prior notice as changes in the Applicable Rating Level occur. US Agent will give notice promptly to Borrowers and the Lenders of changes in the Applicable Margin.

         "Applicable Rating Level" means for any day, the highest Rating Level (as such term is defined below in this paragraph) issued by S&P, Duff & Phelps, or Moody's, if Moody's shall have issued such a rating with respect to US Borrower (collectively, in this definition called the "Designated Rating Agencies"); provided that if at any time three Designated Rating Agencies have ratings in effect with respect to US Borrower's Long-Term Debt and the Rating Levels (as such terms are defined below in this paragraph) of at least two of the three Designated Rating Agencies are not the same, "Applicable Rating Level" shall mean the higher of the two lowest Rating Levels of the Designated Rating Agencies. As used in this definition, (i) the term "Rating Level" means for any day with respect to any of the Designated Rating Agencies, the rating level described below (or its then equivalent) applicable on such day, issued by such Designated Rating Agency, from time to time, with respect to US Borrower's Long-Term Debt or if such rating is unavailable, equivalents thereof, including counterparty ratings, implied ratings and corporate ratings; (ii) "US Borrower's Long-Term Debt" means senior, unsecured, non-credit enhanced long-term indebtedness for borrowed money of US Borrower, and (iii) ">" means a rating equal to or more favorable than and "<" means a rating less favorable than.

      ======================================================================
                                                 Duff &
       Rating Level              S&P             Phelps            Moody's*
      ----------------------------------------------------------------------
        Level I                  >=A-             >=A-              >=A3
      ----------------------------------------------------------------------
        Level II                 BBB+             BBB+              Baa1
      ----------------------------------------------------------------------
        Level III                BBB              BBB               Baa2
      ----------------------------------------------------------------------
        Level IV                 BBB-             BBB-              Baa3
      ----------------------------------------------------------------------
        Level V                 <BBB-            <BBB-             <Baa3
      ======================================================================

          *A Moody's rating is not currently available for US Borrower.


If any two of the Designated Rating Agencies shall not have in effect a rating for US Borrower's Long-Term Debt or if the rating system of any of the Designated Rating Agencies shall change, or if any of such Designated Rating Agencies shall cease to be in the business of rating corporate debt obligations, US Borrower and Required Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Designated Rating Agency, but until such an agreement shall be reached, the Applicable Rating Level shall be based only upon the rating by the remaining Designated Rating Agency.

         "BA Discount Rate" means, in respect of a BA being accepted by a Lender on any date, (i) for a Lender that is listed in Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA (the "CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Agent by the Schedule I BA Reference Banks as of 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (ii) for a Lender that is listed in Schedule II to the Bank Act (Canada), the rate established by the Canadian Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Canadian Agent by the Schedule II BA Reference Banks as of 10:00 a.m. (Toronto time) on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA;

         "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of either Canadian Borrower, for a term selected by such Canadian Borrower of either 30, 60, 90 or 180 days (as reduced or extended by the Lender, acting reasonably, to allow the maturity thereof to fall on a Business Day) payable in Canada.

         "Bankruptcy and Insolvency Act (Canada)" means the Bankruptcy and Insolvency Act, S.C. 1992, c. 27, including the regulations made and, from time to time, in force under that Act.

         "Basis Point" means one one-hundredth of one percent (0.01%).

         "Borrower" means any of US Borrower and Canadian Borrowers.

         "Borrowing" means a borrowing of new Loans of a single Type pursuant to
Section 1.2 or a Continuation or Conversion of existing Loans into a single Type (and, in the case of Eurodollar Loans, with the same Interest Period) pursuant to Section 1.3 of the US Agreement or the Canadian Agreement or the acceptance or purchase of Bankers' Acceptances issued by Canadian Borrowers under the Canadian Agreement or the Continuation or Conversion of existing Banker's Acceptances into Canadian Loans of a single Type in the case of Eurodollar Loans with the same Interest Period pursuant to Section 1.3 of the Canadian Agreement.

         "Borrowing Notice" means a written or telephonic request, or a written confirmation, made by any Borrower which meets the requirements of Section 1.2 of the US Agreement or Section 1.2 of the Canadian Agreement.

         "Business Day" means (a) with respect to the Canadian Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas and Toronto, Ontario and (b) with respect to the US Agreement, a day, other than a Saturday or Sunday, on which commercial banks are open for business with the public in Dallas, Texas. Any Business Day in any way relating to Eurodollar Loans (such as the day on which an Interest Period begins or ends) must also be a day on which, in the judgment of US Agent or Canadian Agent, as applicable, significant transactions in dollars are carried out in the interbank eurocurrency market.

         "Canadian Advances" has the meaning given to such term in Section 1.1 of the Canadian Agreement.

         "Canadian Agent" means Bank of America Canada, as administrative agent under the Canadian Agreement, and its successors and assigns in such capacity.

         "Canadian Agreement" means that certain Credit Agreement dated the Closing Date among Canadian Borrowers, Canadian Agent and Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "Canadian Base Rate Loan" means a Canadian Loan which bears interest at the Canadian US Dollar Base Rate.

         "Canadian Borrowers" means Northstar Energy and Devon Energy Canada.

         "Canadian Dollar" or "C$" means the lawful currency of Canada.

         "Canadian Dollar Eurodollar Loan" means a Canadian Loan that bears interest at the Adjusted Canadian Dollar Eurodollar Rate.

         "Canadian Dollar Eurodollar Rate" means, for any Canadian Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Dow Jones Market Service (formerly Telerate Access Service) Page 3740 (or any successor page) as the London interbank offered rate for deposits in Canadian Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, then such offered rate shall be otherwise independently determined by Canadian Agent from an alternate, substantially similar independent source available to Canadian Agent or shall be calculated by Canadian Agent by a substantially similar methodology as that theretofore used to determine such offered rate on Dow Jones Market Service, in the London interbank eurodollar market for a period of time equal or comparable to the related Interest Period and in an amount equal to or comparable to the principal amount of the eurodollar portion to which such Interest Period relates.

         "Canadian Facility Maturity Date" means the date which is five years and one day after the Conversion Date.

         "Canadian Facility Usage" means, at the time in question, the US Dollar Exchange Equivalent of the aggregate amount of Canadian Loans, Canadian LC Obligations, and BA's outstanding at such time.

         "Canadian Guarantor" means US Borrower.

         "Canadian LC Issuer" means Bank of America Canada in its capacity as the issuer of Letters of Credit under the Canadian Agreement, and its successors in such capacity. Canadian Agent may, with the consent of Canadian Borrowers and the Lender in question, appoint any Canadian Resident Lender hereunder as a Canadian LC Issuer in place of or in addition to Bank of America Canada.

         "Canadian LC Obligations" means, at the time in question, the sum of all Matured Canadian LC Obligations plus the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding under the Canadian Agreement.

         "Canadian LC Sublimit" means US $25,000,000.

         "Canadian Loan Documents" means the Canadian Agreement, the Canadian Notes, the Letters of Credit issued under the Canadian Agreement, the LC Applications related thereto, the BA's, the Guaranty executed by Canadian Guarantor, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

         "Canadian Loans" means the Canadian Revolver Loans, the Canadian Term Loans into which such Revolving Loans may be converted and the Competitive Bid Loans made under the Canadian Agreement.

         "Canadian Maximum Credit Amount" means US $195,000,000 or the Canadian Dollar Exchange Equivalent.

         "Canadian Notes" means each Lender's "Canadian Note", as defined in
Section 1.1 of the Canadian Agreement, and the Competitive Bid Notes issued under the Canadian Agreement.

         "Canadian Obligations" means all Liabilities from time to time owing by Canadian Borrowers to any Lender Party under or pursuant to any of the Canadian Loan Documents, including all Canadian LC Obligations owing thereunder. "Canadian Obligation" means any part of the Canadian Obligations.

         "Canadian Prime Rate" means on any day a fluctuating rate of interest per annum equal to the higher of (i) the rate of interest per annum most recently announced by Bank of America Canada as its reference rate for Canadian Dollar commercial loans made to a Person in Canada; and (ii) Bank of America Canada's Discount Rate for Bankers' Acceptances having a maturity of thirty days plus the Applicable Margin. No Canadian Prime Rate charged by any Person shall ever exceed the Highest Lawful Rate

         "Canadian Prime Rate Loan" means a Canadian Loan that bears interest at the Canadian Prime Rate.

         "Canadian Resident Lender" means each Lender identified as such on the signature pages to the Canadian Agreement or any Assignment and Acceptance executed by a new Lender, each being a Person that is not a non-resident of Canada for the purposes of the Income Tax Act (Canada).

         "Canadian Revolving Loans" has the meaning given it in Section 1.1 of the Canadian Agreement.

         "Canadian Revolving Period" means the period from and including the Closing Date until the Conversion Date (or, if earlier, the day on which the obligations of Lenders to make Canadian Loans or the obligations of Canadian LC Issuer to issue Letters of Credit under the Canadian Agreement have been terminated or the Canadian Notes first become due and payable in full).

         "Canadian Term Loan" has the meaning given it in Section 1.7 of the Canadian Agreement.

         "Canadian Term Period" means the period from and including the day immediately following the Conversion Date until and including the Canadian Facility Maturity Date.

         "Canadian US Dollar Base Rate" means for a day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the rate of interest per annum most recently established by Bank of America Canada as its reference rate for US Dollar commercial loans made to a Person in Canada. Any change in the Canadian US Dollar Base Rate due to a change in the Bank of America Canada's reference rate shall be effective on the effective date of such change. No Canadian US Dollar Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "Cash Equivalents" means Investments in:

         (a) marketable obligations, maturing within twelve months after acquisition thereof, issued or unconditionally guaranteed by Canada or the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of Canada or the United States of America, as applicable;

         (b) demand deposits, and time deposits (including certificates of deposit) maturing within twelve months from the date of deposit thereof, with a domestic office (1) of US Agent or Canadian Agent or any Lender, or (2) of any bank or trust company organized under the laws of Canada or the United States of America or any Province or State therein, provided that (x) the full amount of each such deposit in such bank or trust company is insured by the Federal Deposit Insurance Corporation if applicable, or (y) such bank or trust company has capital, surplus and undivided profits aggregating at least US $50,000,000, and

         (c) (1) publicly traded debt securities with an original term of 270 days or less or (2) interest bearing securities issued to the public by banks, associated entities or similar institutions, which can be put to the issuer at the investor's unconditional option within one month after acquisition, so long as in each case such securities have a credit rating of at least A-1 from S&P or P-1 from Moody's or A-1 [low] from CBRS or R-1 [low] from DBRS.

         "CBRS" means CBRS Inc., or its successor.

         "Change of Control" means the occurrence of either of the following events: any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires more than thirty percent (30%) of the outstanding stock of US Borrower having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors, or during any period of twelve successive months a majority of the Persons who were directors of US Borrower at the beginning of such period cease to be directors of US Borrower.

         "Closing Date" means December 11, 1998.

         "Companies' Creditors Arrangement Act (Canada)" means the Companies' Creditors Arrangement Act, R.S.C. 1985, c. C-36, including the regulations made and from time to time in force under that Act.

         "Competitive Bid" means (i) with respect to the US Agreement, a response from any Lender to an Invitation to Bid, substantially in the form of Exhibit J to the US Agreement and

(ii) with respect to the Canadian Agreement, a response from any Canadian Resident Lender to an Invitation to Bid, substantially in the form of Exhibit K to the Canadian Agreement.

         "Competitive Bid Accept/Reject Letter" means (i) with respect to the US Agreement, a notice sent by US Borrower to US Agent, substantially in the form of Exhibit K to the US Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders and (ii) with respect to the Canadian Agreement, a notice sent by the applicable Canadian Borrower to Canadian Agent, substantially in the form of Exhibit L to the Canadian Agreement, indicating its acceptance or rejection of Competitive Bids from various Lenders.

         "Competitive Bid Interest Period" means, with respect to any Competitive Bid Loan, a period from one day to one hundred eighty days as specified in the Competitive Bid applicable thereto.

         "Competitive Bid Loan" means (i) with respect to the US Agreement, a loan from a Lender to US Borrower pursuant to the bidding procedure described in
Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a loan from a Canadian Resident Lender to the applicable Canadian Borrower pursuant to the bidding procedure described in Section 1.9 of the Canadian Agreement.

         "Competitive Bid Note" (i) with respect to the US Agreement, a "Competitive Bid Note" as defined in Section 1.7 of the US Agreement and (ii) with respect to the Canadian Agreement, a "Competitive Bid Note" as defined in
Section 1.9 of the Canadian Agreement.

         "Competitive Bid Rate" means, for any Competitive Bid Loan, the fixed rate at which such Lender is willing to make such Competitive Bid Loan indicated in its Competitive Bid. The Competitive Bid Rate shall in no event, however, exceed the Highest Lawful Rate.

         "Competitive Bid Request" means (i) with respect to the US Agreement, a request by US Borrower in the form of Exhibit H to the US Agreement for Lenders to submit Competitive Bids and (ii) with respect to the Canadian Agreement, a request by the applicable Canadian Borrower in the form of Exhibit I to the Canadian Agreement for Canadian Resident Lenders to submit Competitive Bids.

         "Consolidated" refers to the consolidation of any Person, in accordance with US GAAP, with its properly consolidated subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated subsidiaries.

         "Consolidated Assets" means the total assets of US Borrower and its Restricted Subsidiaries which would be shown as assets on a Consolidated balance sheet of US Borrower and its Restricted Subsidiaries prepared in accordance with US GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

         "Consolidated Interest Expense" means, for any period, total interest expense (including distributions on the Devon Trust Securities treated as interest expense), whether paid or accrued, including without limitation all commissions, discounts and other fees and charges owed with respect to Letters of Credit.

         "Continuation" (i) as used in the US Agreement shall refer to the continuation pursuant to Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period and (ii) as used in the Canadian Agreement shall refer to the continuation pursuant to
Section 1.3 thereof of a Eurodollar Loan as a Eurodollar Loan from one Interest Period to the next Interest Period or a rollover of a Banker's Acceptance at maturity.

         "Continuation/Conversion Notice" means (i) with respect to the US Agreement, a written or telephonic request, or a written confirmation, made by Borrower which meets the requirements of Section 1.3 of the US Agreement, and
(ii) with respect to the Canadian Agreement, a written or telephonic request, or a written confirmation, made by the applicable Canadian Borrower which meets the requirements of Section 1.3 of the Canadian Agreement.

         "Conversion" (i) as used in the US Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of US Loan into another Type of US Loan and (ii) as used in the Canadian Agreement shall refer to a conversion pursuant to Section 1.3 or Article III of one Type of Canadian Advance into another Type of Canadian Advance.

         "Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Conversion Date is extended pursuant to
Section 1.6 of the Canadian Agreement.

         "DBC" means DBC, Inc., an Oklahoma corporation.

         "DBRS" means Dominion Bond Rating Service Limited, or its successor.

         "Default" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "Default Rate" means at the time in question (i) with respect to any US Base Rate Loan, the rate two percent (2.0%) above the US Base Rate then in effect, (ii) with respect to any US Dollar Eurodollar Loan, the rate two percent (2%) above the Adjusted US Dollar Eurodollar Rate then in effect for such Loan,
(iii) with respect to any Canadian Prime Rate Loan, the rate two percent (2.0%) above the Canadian Prime Rate then in effect for such Loan, (iv) with respect to any Canadian Base Rate Loan, the rate two percent (2%) above the Canadian US Dollar Base Rate then in effect for such Loan, (v) with respect to any Canadian Dollar Eurodollar Loan, the rate two percent (2%) above the Adjusted Canadian Dollar Eurodollar Rate then in effect for such Loan; and (vi) with respect to any Competitive Bid Loan, the rate two percent (2%) above the Competitive Bid Rate then in effect for such Loan. No Default Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "Depository Bills and Notes Act (Canada)" means the Depository Bills and Notes Act (Canada), R.S.C. 1998, c. 13, including the regulations made and, from time to time, in force under that Act.

         "Devon Energy Canada" means Devon Energy Canada Corporation, a Canadian corporation organized under the laws of Alberta.

         "Devon Nevada" means Devon Energy Corporation (Nevada), a Nevada corporation.

         "Devon Trust" means Devon Financing Trust, a statutory business trust formed under the laws of the State of Delaware.

         "Devon Trust Securities" means those certain Trust Convertible Preferred Securities, issued by Devon Trust in an amount of 2,990,000.

         "Disclosure Schedule" means (i) with respect to the US Agreement,
Schedule 1 thereto, and (ii) with respect to the Canadian Agreement, Schedule 1 thereto.

         "Discount Proceeds" means, in respect of each Bankers' Acceptance, funds in an amount which is equal to:

         Face Amount
         ---------------
         1 + (Rate x Term)
              -----------
                 365

(where "Face Amount" is the principal amount of the Bankers' Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

         "Distribution" means (a) any dividend or other distribution made by a Restricted Person on or in respect of any stock, partnership interest, or other equity interest in such Restricted Person (including any option or warrant to buy such an equity interest), or (b) any payment made by a Restricted Person to purchase, redeem, acquire or retire any stock, partnership interest, or other equity interest in such Restricted Person (including any such option or warrant).

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on its signature page to the Canadian Agreement or the US Agreement, or such other office as such Lender may from time to time specify to any Borrower and Agent; with respect to LC Issuer, the office, branch, or agency through which it issues Letters of Credit; and, with respect to Agent, the office, branch, or agency through which it administers this Agreement.

         "Duff & Phelps" means Duff & Phelps Credit Rating Co., or its successor.

         "EBITDA" means, for any period, calculated on a Consolidated basis, the sum of the amount for such period of Consolidated net income, Consolidated Interest Expense, depreciation expense, depletion expense, amortization expense, federal, state, and provincial income taxes, exploitation and abandonment expense and other non-cash charges and expenses.

         "Eligible Transferee" means a Person which either (a) is a Lender or an Affiliate of a Lender, or (b) is consented to as an Eligible Transferee by US Agent or Canadian Agent, as applicable, and, so long as no Default or Event of Default is continuing, by the Borrowers, in each case which consent will not be unreasonably withheld; provided that the Borrowers' consent shall not be required for a Person to be an "Eligible Transferee" for purposes of Section 10.6(d) of the US Agreement and Section 10.6(d) of the Canadian Agreement.

         "Environmental Laws" means any and all Laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA Affiliate" means US Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with US Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "ERISA Plan" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Restricted Person has a fixed or contingent liability.

         "Eurodollar Interest Period" means, with respect to each particular Eurodollar Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing Notice or Continuation/Conversion Notice (which must be a Business Day), and ending one, two, three, or six months thereafter, as the applicable Borrower may elect in such notice; provided that:
(a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (c) notwithstanding the foregoing, any Interest Period which would otherwise end after the last day of the US Facility Commitment Period or the Canadian Revolving Period shall end on the last day of the US Facility Commitment Period or the Canadian Revolving Period (or, if the last day of such period is not a Business Day, on the next preceding Business Day).

         "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on the signature page hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrowers, Canadian Agent, and US Agent.

         "Eurodollar Loan" means any Canadian Dollar Eurodollar Loan and any US Dollar Eurodollar Loan.

         "Event of Default" means (i) with respect to the US Agreement the meaning given to such term in Section 8.1 thereof and (ii) with respect to the Canadian Agreement the meaning given to such term in Section 8.1 thereof.

         "Exchange Equivalent" in respect of one currency (the "Original Currency"), being Canadian Dollars or U.S. Dollars, as the case may be, means, at the date of determination, the amount of currency expressed in the other such currency necessary to purchase, based on the Noon Rate on such date, the specified amount of the Original Currency on such date.

         "Existing Agreement" means that certain Credit Agreement dated as of May 15, 1998 among US Borrower, Devon Nevada, US Agent, and certain lenders named therein.

         "Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

        ============================================
           Applicable                Applicable
          Rating Level            Facility Fee Rate
        --------------------------------------------
         Level I                         8.0
        --------------------------------------------
         Level II                       10.0
        --------------------------------------------
         Level III                      12.5
        --------------------------------------------
         Level IV                       17.5
        --------------------------------------------
         Level V                        25.0
        ============================================

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas, Texas on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to US Agent on such day on such transactions as determined by US Agent.

         "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "Fiscal Year" means a twelve-month period ending on December 31 of any year.

         "Governmental Authority" means any domestic or foreign, national, federal, provincial, state, municipal or other local government or body and any division, agency, ministry, commission, board or authority or any quasi-governmental or private body exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing, and any domestic, foreign or international judicial, quasi-judicial, arbitration or administrative court, tribunal, commission, board or panel acting under the authority of any of the foregoing.

         "Hazardous Materials" means any substances regulated under any Environmental Law, whether as pollutants, contaminants, or chemicals, or as industrial, toxic or hazardous substances or wastes, or otherwise.

         "Hedging Contract" means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

         "Highest Lawful Rate" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge, or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate, or of any interest rate determined by reference to the Highest Lawful Rate, shall be made separately for each Lender Party as appropriate to assure that the Loan Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "Income Tax Act (Canada)" means the Income Tax Act, S.C. 1970-71-72, c. 63, including the regulations made and, from time to time, in force under that Act.

         "Indebtedness" of any Person means Liabilities in any of the following categories:

         (a) Liabilities for borrowed money,

         (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services, other than customary payment terms taken in the ordinary course of such Person's business,

         (c) Liabilities evidenced by a bond, debenture, note or similar instrument,

         (d) Liabilities arising under conditional sales or other title retention agreements or under leases capitalized in accordance with US GAAP, but excluding customary oil, gas or mineral leases,

         (e) Liabilities with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

         (f) Liabilities under Hedging Contracts,

         (g) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor, or

         (h) Liabilities under direct or indirect guaranties of Liabilities of any Person or constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Indebtedness of the types described in paragraphs (a) through (g) above of any Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase debt, assets, goods, securities or services, but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection), provided, however, that the "Indebtedness" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 90 days past the original invoice or billing date therefor. Any Indebtedness owed by a partnership shall be deemed Indebtedness of any partner in such partnership to the extent such partner has any liability of any kind therefor.

         "Initial Financial Statements" means (i) the audited annual Consolidated financial statements of US Borrower dated as of December 31, 1997, and (ii) the unaudited quarterly Consolidated financial statements of US Borrower dated as of September 30, 1998.

         "Interest Act (Canada)" means the Interest Act, R.S.C. 1985, c. I-15, including the regulations made and, from time to time, in force under that Act.

         "Interest Payment Date" means (a) with respect to each US Base Rate Loan, Canadian US Dollar Base Rate Loan, and Canadian Prime Rate Loan, the last day of each March, June, September and December beginning December 31, 1998, and
(b) with respect to each Eurodollar Loan, the last day of the Eurodollar Interest Period that is applicable thereto and, if such Eurodollar Interest Period is six months in length, the date specified by Agent which is approximately three months after such Eurodollar Interest Period begins; provided that the last day of each calendar month shall also be an Interest Payment Date for each such Loan so long as any Event of Default exists under
Section 8.1 (a) or (b).

         "Interest Period" means (i) with respect to any Eurodollar Loan, the related Eurodollar Interest Period and (ii) with respect to any Competitive Bid Loan, the related Competitive Bid Interest Period.

         "Internal Revenue Code" means the United States Internal Revenue Code of 1986, as amended from time to time and any successor statute or statutes.

         "Investment" means any investment made directly or indirectly, in any Person, whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property, or by any other means.

         "Invitation to Bid" means (i) with respect to the US Agreement, an invitation by US Agent to each Lender, substantially in the form of Exhibit I thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the US Agreement, and (ii) with respect to the Canadian Agreement, an invitation by Canadian Agent to each Lender, substantially in the form of Exhibit J thereto, inviting such Lender to submit Competitive Bids in response to a Competitive Bid Request under the Canadian Agreement.

         "Judgment Interest Act (Alberta)" means the Judgment Interest Act, S.A. 1984 c. J-O.5, including the regulations made and, from time to time, in force under that Act.

         "Law" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or Canada or any state, province or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "LC Application" means any application for a Letter of Credit hereafter made by any Borrower to US LC Issuer or Canadian LC Issuer.

         "LC Collateral" (i) as used in the US Agreement, has the meaning given to such term in Section 2.6 of the US Agreement and (ii) as used in the Canadian Agreement, has the meaning given such term in Section 2.11 of the Canadian Agreement.

         "Lender Parties" means Agent, US LC Issuer, Canadian LC Issuer, and all Lenders.

         "Lenders" means each signatory to the US Agreement and the Canadian Agreement (other than any Borrower), including NationsBank, N.A. and Bank of America Canada in their capacity as a Lender hereunder rather than as US Agent or Canadian Agent and US LC Issuer or Canadian LC Issuer, respectively, and the successors of each such party as holder of a US Note or a Canadian Note.

         "Lenders Schedule" means Annex II to the US Agreement and Annex II to the Canadian Agreement which are the same.

         "Letter of Credit" means any letter of credit issued by US LC Issuer under the US Agreement or by Canadian LC Issuer under the Canadian Agreement at the application of any Borrower.

         "Liabilities" means, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to US GAAP.

         "Lien" means, with respect to any property or assets, any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by Law or agreement or otherwise, but excluding any right of offset. "Lien" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities), or any other arrangement or action which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement or action is undertaken before or after such Lien exists.

         "Loan Documents" means, collectively, the Canadian Loan Documents and the US Loan Documents.

         "Loans" means, collectively, the Canadian Loans and the US Loans.

         "Majority Lenders" means Lenders whose aggregate Percentage Shares exceed sixty-six and two thirds percent (66 2/3%).

         "Material Adverse Effect" means any event which would reasonably be expected to have a material and adverse effect upon (a) US Borrower's Consolidated financial condition, (b) US Borrower's Consolidated operations, properties or prospects, considered as a whole, (c) US Borrower's ability to timely pay the Obligations, or (d) the enforceability of the material terms of any Loan Documents.

         "Matured Canadian LC Obligations" means all amounts paid by Canadian LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the Canadian Agreement and all other amounts due and owing to Canadian LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to Canadian LC Issuer (with the proceeds of Loans or otherwise).

         "Matured US LC Obligations" means all amounts paid by US LC Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit issued under the US Agreement and all other amounts due and owing to US LC Issuer under any LC Application for any such Letter of Credit, to the extent the same have not been repaid to US LC Issuer (with the proceeds of Loans or otherwise).

         "Maximum Canadian Drawing Amount" means at the time in question the sum of the maximum amounts which Canadian LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the Canadian Agreement which are then outstanding.

         "Maximum US Drawing Amount" means at the time in question the sum of the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit issued pursuant to the US Agreement which are then outstanding.

         "Moody's" means Moody's Investor Service, Inc., or its successor.

         "Net Proceeds" means with respect to any Bankers' Acceptance, the Discount Proceeds less the amount equal to the applicable Stamping Fee Rate multiplied by the face amount of such Bankers' Acceptance..

         "Non-resident Lender" means any Lender which is not a Canadian Resident Lender, and shall initially mean each Lender identified as such on the signature pages to the Canadian Agreement or thereafter on any Assignment and Acceptance.

         "Noon Rate" means, in relation to the conversion of one currency into another currency, the rate of exchange for such conversion as quoted by the Bank of Canada (or, if not so quoted, the spot rate of exchange quoted for wholesale transactions made by Canadian Agent at Toronto, Ontario at approximately noon (Toronto local time)).

         "Northstar Energy" means Northstar Energy Corporation, an Alberta corporation.

         "Notes" mean, collectively, the Canadian Notes and the US Notes.

         "Obligations" means, collectively, the US Obligations and the Canadian Obligations.

         "Offer of Extension" means (a) with respect to the Canadian Agreement, a written offer by Canadian Agent, for and on behalf of Required Lenders, to Canadian Borrowers to extend the Canadian Facility Revolving Period to a date 364 days from acceptance by Canadian Borrowers of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by Canadian Borrowers, and (b) with respect to the US Agreement, a written offer by US Agent, for and on behalf of Required Lenders, to US Borrower to extend the Tranche B Revolving Period to a date 364 days from acceptance by US Borrower of such offer, and setting forth, if applicable, the terms and conditions on which such extension is offered by the Lenders and as may be accepted by US Borrower.

         "Percentage Share" means

         (a) under the US Agreement with respect to any Lender (i) when used in
Article I or Article II of the US Agreement, in any Borrowing Notice thereunder or when no US Loans are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the US Agreement made by or to such Lender in accordance with the terms of the US Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's US Loans and such Lender's Percentage Share of the US LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all US Loans at such time plus the aggregate amount of all US LC Obligations outstanding at such time; and

         (b) under the Canadian Agreement with respect to any Lender (i) when used in Article I or Article II of the Canadian Agreement, in any Borrowing Notice thereunder or when no Canadian Advances are outstanding, the percentage set forth opposite such Lender's name on the Lenders Schedule as modified by assignments of a Lender's rights and obligations under the Canadian Agreement made by or to such Lender in accordance with the terms of the Canadian Agreement, and (ii) when used otherwise, the percentage obtained by dividing (x) the sum of the unpaid principal balance of such Lender's Canadian Advances and such Lender's Percentage Share of the Canadian LC Obligations, by (y) the sum of the aggregate unpaid principal balance of all Canadian Advances at such time plus the aggregate amount of all Canadian LC Obligations outstanding at such time.

         "Permitted Distribution" means (i) any Distribution made by any Restricted Person that is payable only in common stock of such Restricted Person, and (ii) any other Distribution made by any Restricted Person to US Borrower, Canadian Borrower or to any other Restricted Person that is a wholly-owned Subsidiary of US Borrower.

         "Permitted Investments" means (a) Cash Equivalents, (b) Investments in Restricted Subsidiaries that are wholly-owned by US Borrower and in Canadian Borrowers, and (c) US Borrower's Investments in Thunder Creek Gas Services L.L.C. and Sage Creek Gas Processors, L.L.C., which are limited liability companies involved in the methane gas and conventional gas production and development in the Powder River basin of central Wyoming and are owned by a Subsidiary of US Borrower and other industry partners (US Borrower will include its pro rata share of these entities in its Consolidated financial statements),
(d) payments made for the purchase of oil and gas assets, leaseholds and associated facilities and/or the purchase of equity interests in entities involved in the oil and gas industry, all in accordance with US Borrower's normal business practices; provided that no Default shall exist before or after any such acquisition or Investment, and (e) Investments in any Person, so long as such Person becomes a Restricted Subsidiary of US Borrower within one year after the date such Investment is made.

         "Permitted Liens" means:

(a) Liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which US Borrower or any Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

(b) the Lien of any judgment rendered, or claim filed, against US Borrower or any Restricted Subsidiary which does not constitute an Event of Default and which US Borrower or any such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

(c) Liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, materialmens' liens and other liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent, including any lien or trust arising in connection with workers' compensation, unemployment insurance, pension, employment and similar laws or regulations;

(d) Liens arising in the ordinary course of and incidental to construction, maintenance or current operations which have not been filed pursuant to law against US Borrower or any Restricted Subsidiary or in respect of which no steps or proceedings to enforce such lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

(e) Liens incurred or created in the ordinary course of business and in accordance with sound oil and gas industry practice in respect of the exploration, development or operation of oil and gas properties or related production or processing facilities or the transmission of petroleum substances as security in favor of any other Person conducting the exploration, development, operation or transmission of the property to which such Liens relate, for US Borrower's or any of its Restricted Subsidiaries' portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, which US Borrower or such Restricted Subsidiary shall be contesting in good faith; provided US Borrower or such Restricted Subsidiary shall have made adequate provision therefor in accordance with US GAAP;

(f) overriding royalty interests, net profit interests, reversionary interests and carried interests or other similar burdens on production in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties that are entered into with or granted to arm's length third parties in the ordinary course of business and in accordance with sound oil and gas industry practice in the area of operation;

(g) Liens for penalties arising under non-participation provisions of operating agreements in respect of US Borrower's or any of its Restricted Subsidiaries' oil and gas properties if such Liens do not materially detract from the value of any material part of the property of US Borrower and its Subsidiaries taken as a whole;

(h) easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by US Borrower or any Restricted Subsidiary (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not materially detract from the value of such land or materially impair its use in the operation of the business of US Borrower and its Restricted Subsidiaries taken as a whole;

(i) security given by US Borrower or any Restricted Subsidiary to a public utility or any Governmental Authority when required by such public utility or Governmental Authority in the ordinary course of the business of US Borrower or any Restricted Subsidiary in connection with operations of US Borrower or any Restricted Subsidiary if such security does not, either alone or in the aggregate, materially detract from the value of any material part of the property of US Borrower and its Restricted Subsidiaries taken as a whole;

(j) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

(k) all reservations in the original grant of any lands and premises or any interests therein and all statutory exceptions, qualifications and reservations in respect of title;

(l) any Lien from time to time disclosed by US Borrower or any Restricted Subsidiary to the US Agent or the Canadian Agent and which is consented to by the Majority Lenders;

(m) any right of first refusal in favor of any Person granted in the ordinary course of business with respect to all or any of the oil and gas properties of US Borrower or any Restricted Subsidiary;

(n) Liens on cash or marketable securities of US Borrower or any Restricted Subsidiary granted in connection with any Hedging Contract permitted under the US Agreement;

(o) Liens in respect of Indebtedness permitted by Sections 7.1(b), 7.1(g) and 7.1(k);

(p) Liens in favor of the US Agent or the Canadian Agent for the benefit of the Lender Parties;

(q) Liens to collateralize moneys held in a cash collateral account by a lender in respect of the prepayment of bankers' acceptances, letters of credit or similar obligations accepted or issued by such lender but only if at the time of such prepayment no default or event of default has occurred and is continuing under the credit facility pursuant to which the bankers' acceptances or letters of credit have been accepted or issued;

(r) purchase money Liens upon or in any tangible personal property and fixtures (including real property surface rights upon which such fixtures are located and contractual rights and receivables relating to such property) acquired by US Borrower or a Restricted Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, including any Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of any such acquisition);

(s) the rights of buyers under production sale contracts related to US Borrower's or a Restricted Subsidiary's share of petroleum substances entered into in the ordinary course of business, provided that the contracts create no rights (including any Lien) in favor of the buyer or any other Person in, to or over any reserves of petroleum substances or other assets of US Borrower or a Restricted Subsidiary, other than a dedication of reserves (not by way of Lien or absolute assignment) on usual industry terms;

(t) Liens arising in respect of operating leases of personal property under which Canadian Borrowers or any of their Subsidiaries are lessees;

(u) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary, is merged into or consolidated with US Borrower or any of its Subsidiaries; provided, such Liens were in existence prior to the contemplation of such stock acquisition, merger or consolidation and do not extend to any assets other than those of the Person so acquired or merged into or consolidated with US Borrower or any of its Subsidiaries.

(v) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the preceding paragraphs (a) to (u) inclusive of this definition, so long as any such extension, renewal or replacement of such Lien is limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property), the indebtedness or obligation secured thereby is not increased and such Lien is otherwise permitted by the applicable section above;

(w) in addition to Liens permitted by clauses (a) through (v) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed US $25,000,000.

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the US Agent or the Canadian Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations;

         "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal, or any other legally recognizable entity.

         "Rating Agency" means any of S & P or Moody's, or their respective successors.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "Request for an Offer of Extension" means (a) with respect to the Canadian Agreement, a written request made by Canadian Borrowers to the Lenders to have Required Lenders issue an offer to Canadian Borrowers extending the Canadian Revolving Period for a further 364 days, and (b) with respect to the US Agreement, a written request made by US Borrower to the Lenders to have Required Lenders issue an offer to US Borrower extending the Tranche B Revolving Period for a further 364 days.

         "Required Lenders" means Lenders whose aggregate Percentage Shares equal or exceed fifty percent (50%).

         "Reserve Requirement" means, at any time, the maximum rate at which reserves (including any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States of America (or any successor) by member banks of such Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
(a) any category of liabilities which includes deposits by reference to which the Adjusted US Dollar Eurodollar Rate or the Adjusted Canadian Dollar Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include US Dollar Eurodollar Loans or Canadian Dollar Eurodollar Loans.

         "Restricted Distribution" means any Distribution that is not a Permitted Distribution.

         "Restricted Investment" means any Investment that is not a Permitted Investment.

         "Restricted Payments" has the meaning given to such term in Section 7.5 of the US Agreement.

         "Restricted Person" means any of US Borrower and each Restricted Subsidiary.

         "Restricted Subsidiary" means each Canadian Borrower and any other Subsidiary of US Borrower that is not an Unrestricted Subsidiary; provided, the following Subsidiaries of US Borrower shall be deemed not to be Restricted
Subsidiaries:

     (a)      BN Co. A Limited Partnership, a New Mexico limited partnership;
     (b)      BN Coal, L.L.C., a New Mexico limited liability company;
     (c)      BN Non-Coal, L.L.C., a New Mexico limited liability company;
     (d)      Blackwood & Nicholls Co., a New Mexico limited partnership;
     (e)      Devon-Blanco Company, an Oklahoma general partnership;
     (f)      172173 Canada Inc.;
     (g)      410760 Alberta Ltd.;
     (h)      653087 Alberta Ltd.;
     (i)      661151 Alberta Ltd.;
     (j)      728097 Alberta Ltd.;
     (k)      Foothills Partnership;
     (l)      Morrison Administration Corporation;
     (m)      Morrison Capital Inc.;
     (n)      Morrison Gas Gathering Inc.;
     (o)      Morrison Operating Company Ltd.;

     (p)      Morrison Petroleums (Alberta) Ltd.;
     (q)      Polar Energy Marketing Corporation; and
     (r)      Saratoga Processing Company, Ltd.

         "S & P" means Standard & Poor's Ratings Services (a division of McGraw Hill Companies, Inc.), or its successor.

         "Schedule I BA Reference Banks" means the Lenders listed in Schedule I to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrowers (acting reasonably), as the
Schedule I BA reference Banks.

         "Schedule II BA Reference Banks" means the Lenders listed in Schedule II to the Bank Act (Canada) as are, at such time, designated by Canadian Agent, with the prior consent of Canadian Borrowers (acting reasonably), as the
Schedule II BA Reference Banks.

         "Stamping Fee Rate" means with respect to any Bankers' Acceptance accepted by any Canadian Resident Lender at any time, the Applicable Margin then in effect; provided that if an Event of Default has occurred and is continuing, the Stamping Fee Rate shall be increased by two hundred (200) Basis Points.

         "Subordinated US Borrower Debentures" means those certain Convertible Junior Subordinated Debentures issued by US Borrower to Devon Trust pursuant to the Subordinated US Borrower Indenture and subordinated to the Obligations, in the aggregate principal amount of approximately US $154,500,000.

         "Subordinated US Borrower Guarantee" means that certain Guarantee dated July 1, 1996, by US Borrower in favor of the holders of the Devon Trust Securities pursuant to the Subordinated US Borrower Indenture and subordinated to the Obligations, guaranteeing certain payments to be made by Devon Trust pursuant to the Devon Trust Securities.

         "Subordinated US Borrower Indenture" means that certain Trust Indenture dated July 1, 1996, between US Borrower and The Bank of New York, as indenture trustee.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person, provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and (ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person.

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(b) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "Total Capitalization" means the sum (without duplication) of (i) US Borrower's Consolidated Total Funded Debt plus (ii) US Borrower's Consolidated shareholder's equity plus (iii) 70% of the outstanding balance of the Devon Trust Securities.

         "Total Funded Debt" means (i) Liabilities referred to in clauses (a),
(b), (c), (d), and (e) of the definition of "Indebtedness", plus (ii) 30% of the outstanding balance of the Devon Trust Securities.

         "Tranche A Facility Usage" means, at the time in question, the aggregate amount of Tranche A Loans and existing US LC Obligations outstanding at such time under the US Agreement.

         "Tranche A Loan" has the meaning given it in Section 1.1(a) of the US Agreement.

         "Tranche A Maximum Credit Amount" means $130,000,000.

         "Tranche A Note" has the meaning given it in Section 1.1(a) of the US Agreement.

         "Tranche B Conversion Date" means the date which is 364 days after the Closing Date, or such later day to which the Tranche B Conversion Date is extended pursuant to Section 1.1 of the US Agreement.

         "Tranche B Facility Fee Rate" means, on any date, the number of Basis Points per annum set forth below based on the Applicable Rating Level on such date:

        =============================================
           Applicable           Applicable Tranche B
          Rating Level            Facility Fee Rate
        ---------------------------------------------
         Level I                         7.0
        ---------------------------------------------
         Level II                        9.0
        ---------------------------------------------
         Level III                      10.0
        ---------------------------------------------
         Level IV                       15.0
        ---------------------------------------------
         Level V                        22.5
        =============================================

         "Tranche B Facility Usage" means, at the time in question, the aggregate amount of Tranche B Loans outstanding at such time under the US Agreement.

         "Tranche B Loan" has the meaning given it in Section 1.1(b) of the US Agreement.

         "Tranche B Maturity Date" means the date which is two years after the Tranche B Conversion Date.

         "Tranche B Maximum Credit Amount" means $75,000,000.

         "Tranche B Note" has the meaning given it in Section 1.1(b) of the US Agreement.

         "Tranche B Revolving Period" means the period from the Closing Date until the Tranche B Conversion Date.

         "Tribunal" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or Canada or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "Type" means (i) with respect to any US Loans, the characterization of such US Loans as either US Base Rate Loans or US Dollar Eurodollar Loans and
(ii) with respect to any Canadian Advances, the characterization of such Canadian Advances as Canadian Base Rate Loans, Canadian Prime Rate Loans, US Dollar Eurodollar Loans, Canadian Dollar Eurodollar Loans or Bankers' Acceptances.

         "Unrestricted Subsidiary" means any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization in which US Borrower does not presently own an interest (directly or indirectly) which hereafter becomes a Subsidiary of US Borrower and which, within 90 days thereafter, is designated as an Unrestricted Subsidiary by US Borrower to US Agent, provided that US Borrower may not designate as an Unrestricted Subsidiary any Subsidiary in which it has made an Investment of more than US $25,000,000 (directly or indirectly) by any means other than newly issued stock or treasury stock of US Borrower, which may be used to make an Investment in Unrestricted Subsidiaries without limit and provided further that in the event the book value of the assets of any Unrestricted Subsidiary at any time exceeds US $25,000,000, such Subsidiary shall cease to be an Unrestricted Subsidiary and shall automatically become a Restricted Person.

         "US Account" means an account established by Canadian Agent in New York into which funds to be advanced to Canadian Borrowers by Lenders in US Dollars and funds to be paid by Canadian Borrowers to Lenders in US Dollars will be deposited.

         "US Agent" means NationsBank, N.A., as administrative agent, under the US Agreement and its successors and assigns in such capacity.

         "US Agreement" means that certain Credit Agreement of even date herewith among US Borrower, Agent and the Lenders, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

         "US Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the US Reference Rate for such day. Any change in the US Base Rate due to a change in the US Reference Rate or the Federal Funds Rate shall be effective on the effective date of such change in the US Reference Rate or Federal Funds Rate. No US Base Rate charged by any Person shall ever exceed the Highest Lawful Rate.

         "US Base Rate Loan" means a US Loan made in US Dollars which bears interest at the US Base Rate.

         "US Borrower" means Devon Energy Corporation, an Oklahoma corporation.

         "US Dollar" or "US $" means the lawful currency of the United States of America.

         "US Dollar Equivalent" means, with respect to an amount denominated in Canadian Dollars, the amount of US Dollars required to purchase the relevant stated amount of Canadian Dollars on the date of determination.

         "US Dollar Eurodollar Loan" means a US Loan or a Canadian Loan, in each case, which bears interest at the Adjusted US Dollar Eurodollar Rate.

         "US Dollar Eurodollar Rate" means, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Dow Jones Market Service (formerly Telerate Access Service) Page 3750 (or any successor page) as the London interbank offered rate for deposits in US Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "US Dollar Eurodollar Rate" shall mean, for any US Dollar Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits of US Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "US Facility Commitment Period" means the period from and including the Closing Date until the US Facility Maturity Date (or, if earlier, the day on which the obligations of Lenders to make US Loans hereunder or the obligations of US LC Issuer to issue Letters of Credit hereunder have been terminated or the US Notes first become due and payable in full).

         "US Facility Maturity Date" means December 10, 2003.

         "US Facility Usage" means, at the time in question, the aggregate amount of US Loans and existing US LC Obligations outstanding at such time under the US Agreement.

         "US GAAP" means those generally accepted accounting principles and practices which are recognized as such from time to time by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of US Borrower and its Consolidated Subsidiaries, are applied for all periods after the Closing Date in a manner consistent with the manner in which such principles and practices were applied to the Initial Financial Statements.

         "US LC Issuer" means NationsBank, N.A. in its capacity as the issuer of Letters of Credit under the US Agreement, and its successors in such capacity.

         "US LC Obligations" means, at the time in question, with respect to the US Agreement, the sum of all Matured US LC Obligations plus the maximum amounts which US LC Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "US LC Sublimit" means US $25,000,000.

         "US Loans" means the Tranche A Loans, the Tranche B Loans and Competitive Bid Loans made under the US Agreement.

         "US Loan Documents" means the US Agreement, the US Notes issued under the US Agreement, the Letters of Credit issued under the US Agreement, the LC Applications related thereto, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

         "US Maximum Credit Amount" means the amount of US $205,000,000.

         "US Notes" means the Tranche A Notes, the Tranche B Notes and the Competitive Bid Notes issued under the US Agreement.

         "US Obligations" means all Liabilities from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the US Loan Documents, including all US LC Obligations owing thereunder. "US Obligation" means any part of the US Obligations.

         "US Reference Rate" means the per annum rate of interest established from time to time by NationsBank, N.A. as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank, N.A. to its customers.

         "Withholding Tax" has the meaning given it in Section 3.2(d) of the Canadian Agreement.